[First Amendment to RFI/Borrower Purchase Agreement]

                            FIRST AMENDMENT AGREEMENT

            FIRST AMENDMENT AGREEMENT, dated as of January 31, 2000 (the "First Amendment"), to the Purchase Agreement, dated as of January 31, 2000, between Resort Funding, Inc., as seller (the "Seller") and EFI Funding Company, Inc., as purchaser (the "Purchaser")(as the same may be amended, supplemented, modified or restated in accordance with its terms, the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Purchase Agreement.

            WHEREAS, the parties hereto have agreed to amend the Purchase Agreement on the terms and subject to the conditions herein set forth.

            NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     SECTION 1. AMENDMENT TO THE PURCHASE AGREEMENT

            The Purchase Agreement is hereby amended by deleting in their entirety all of the terms and provisions thereof and substituting in their place all of the terms and provisions of the Purchase Agreement attached hereto as Exhibit A.

     SECTION 2. CONDITIONS TO EFFECTIVENESS

            This First Amendment shall be effective upon the delivery to the Agent of counterparts hereof executed by each of the parties hereto.

     SECTION 3. MISCELLANEOUS

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                            [First Amendment to RFI/Borrower Purchase Agreement]

            3.1 The Purchaser and the Seller each hereby certifies that the representations and warranties set forth in the Purchase Agreement are true and correct on the date hereof with the same force and effect as if made on the date hereof, except to the extent that such representations and warranties speak specifically to an earlier date in which case they shall have been true and correct on such date. In addition, the Purchaser and the Seller each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no default under the Purchase Agreement (nor any event that but for notice or lapse of time or both would constitute such a default) shall have occurred and be continuing as of the date hereof nor shall any default under the Purchase Agreement (nor any event that but for notice or lapse of time or both would constitute such a default) occur due to this First Amendment becoming effective, (b) the Purchaser and the Seller each has the corporate power and authority to execute and deliver this First Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this First Amendment, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Purchaser or the Seller), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this First Amendment other than such that have been obtained.

            3.2 The Purchase Agreement, as amended hereby, is hereby ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.

            3.3 All references in the Purchase Agreement to "this Agreement" and "herein" and all references to the Purchase Agreement in the documents executed in connection with the Purchase Agreement shall mean the Purchase Agreement as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

            3.4 This First Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

            3.5 The Purchaser hereby agrees to pay all costs and expenses incurred by the Lender and the Agent in connection with this First Amendment including, without limitation, the fees and expenses of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Lender and the Agent.


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

                            [First Amendment to RFI/Borrower Purchase Agreement]

            3.6 THIS FIRST AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

            IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                        EFI FUNDING COMPANY, INC.

                                       By:
                                            ------------------------------------
                                            Title:

                                        RESORT FUNDING, INC.

                                       By:
                                            ------------------------------------
                                            Title:

CONSENTED TO AND AGREED:

DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG, as Agent

By:
    -------------------------------------
    Title:

By:
    -------------------------------------
    Title:


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

                            [First Amendment to RFI/Borrower Purchase Agreement]

                                    Exhibit A

                               Purchase Agreement

                                 (See attached.)

                               PURCHASE AGREEMENT

                                     between

                              RESORT FUNDING, INC.
                                    as Seller

                                       and

                           EFI FUNDING COMPANY, INC.,
                                  as Purchaser

                          Dated as of January 31, 2000

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I        DEFINITIONS...................................................1
        SECTION 1.1     General................................................1
        SECTION 1.2     Specific Terms.........................................1
        SECTION 1.3     Certain References....................................43

ARTICLE II       CONVEYANCE OF THE RECEIVABLES AND THE OTHER
                   CONVEYED PROPERTY .........................................44
        SECTION 2.1     Conveyance of the Receivables and the Other
                          Conveyed Property ..................................44
        SECTION 2.2     Collections...........................................46
        SECTION 2.3     Payments and Computations, Etc........................47
        SECTION 2.4     Transfer of Records to Purchaser......................47
        SECTION 2.5     Characterization......................................47

ARTICLE III      CONDITIONS OF SALE...........................................48
        SECTION 3.1     Conditions Precedent to the Initial Purchase..........48
        SECTION 3.2     Conditions Precedent to All Purchases.................50

ARTICLE IV       REPRESENTATIONS AND WARRANTIES...............................60
        SECTION 4.1     Representations and Warranties of the Seller..........60
        SECTION 4.2     Indemnification.......................................66

ARTICLE V        COVENANTS OF THE SELLER......................................70
        SECTION 5.1     Protection of Title of the Purchaser..................70
        SECTION 5.2     Other Liens or Interests..............................72
        SECTION 5.3     Costs and Expenses....................................73
        SECTION 5.4     Compliance with Laws, Etc.............................73
        SECTION 5.5     Collections...........................................73
        SECTION 5.6     Separate Conduct of Business..........................73
        SECTION 5.7     Financial Covenant....................................74
        SECTION 5.8     Agreement Provisions and Certain Other Matters........74
        SECTION 5.9     Amendment of Certain Documents........................75
        SECTION 5.10    Audits................................................76
        SECTION 5.11    Releases..............................................76

ARTICLE VI       REPURCHASES..................................................76
        SECTION 6.1     Repurchase of Receivables Upon Breach of Warranty.....76
        SECTION 6.2     Reassignment of Purchased Receivables.................77
        SECTION 6.3     Waivers...............................................77

ARTICLE VII      MISCELLANEOUS................................................77
        SECTION 7.1     Liability of the Seller...............................77
        SECTION 7.2     Costs, Expenses and Taxes.............................77


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        SECTION 7.3     Limitation on Liability of the Seller and Others......78
        SECTION 7.4     Amendment, Etc........................................78
        SECTION 7.5     Notices...............................................78
        SECTION 7.6     Merger and Integration................................79
        SECTION 7.7     Severability of Provisions............................79
        SECTION 7.8     Intention of the Parties..............................79
        SECTION 7.9     Governing Law.........................................79
        SECTION 7.10    Counterparts..........................................80
        SECTION 7.11    Nonpetition Covenant..................................80
        SECTION 7.12    Binding Effect; Assignability.........................80
        SECTION 7.13    Third Party Beneficiary...............................80

EXHIBIT A      FORM OF ASSIGNMENT.......................................Exh. A-1
EXHIBIT B      FORM OF DEFERRED PURCHASE PRICE NOTE.....................Exh. B-1
EXHIBIT C-1    FORMS OF CONSUMER ALLONGE..............................Exh. C-1-1
EXHIBIT C-2    FORMS OF DEVELOPER ALLONGE.............................Exh. C-2-1
SCHEDULE A     SCHEDULE OF RECEIVABLES..................................Sch. A-1
SCHEDULE B     ADDRESSES ...............................................Sch. B-1
SCHEDULE C     PRIOR NAMES AND TRADE NAMES OF SELLER....................Sch. C-1
SCHEDULE D     ELIGIBLE DEVELOPERS......................................Sch. D-1
SCHEDULE E     RECEIVABLES AND OTHER CONVEYED
               PROPERTY NEEDING EVIDENCE OF RELEASE.....................Sch. E-1


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

                               PURCHASE AGREEMENT

            THIS PURCHASE AGREEMENT, dated as of January 31, 2000, between RESORT FUNDING, INC., a Delaware corporation, as seller (the "Seller"), and EFI FUNDING COMPANY, INC., a Delaware corporation, as purchaser (the "Purchaser").

                              W I T N E S S E T H:

            WHEREAS, the Purchaser has agreed to purchase from the Seller from time to time, and the Seller has agreed to sell to the Purchaser from time to time, certain Receivables and Other Conveyed Property (in each case, as hereinafter defined) related thereto on the terms set forth herein.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Purchaser and the Seller, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.1 General. The specific terms defined in this Article include the plural as well as the singular. Words herein importing a gender include the other gender. References herein to "writing" include printing, typing, lithography, and other means of reproducing words in visible form. References to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the RLSA (as hereinafter defined). References herein to Persons include their successors and assigns permitted hereunder or under the RLSA. The terms "include" or "including" mean "include without limitation" or "including without limitation". The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein but not defined herein shall have the respective meanings assigned to such terms in the RLSA.

            SECTION 1.2 Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

               "Acceptable Environmental Report" means an environmental report or reports (i) certified to the Seller and assigned by the Seller to the Purchaser (in the case of an environmental report related to an Existing Pledged Consumer Note Receivable or an Existing Purchased Consumer Note Receivable) or
(ii) certified to the Seller and the Purchaser (in the case of an environmental report related to a Pledged Consumer Note Receivable or a Pledged Purchased Consumer Note Receivable other than an Existing Pledged Consumer Note Receivable or an Existing Purchased Consumer Note Receivable), in each case, covering an Applicable Development and confirming (to the extent relevant, in the Purchaser's or its assigns' reasonable discretion): (x) the absence of Hazardous Materials on, under, or affecting the Land or any other real property or personal property comprising such Applicable Development, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction; (y) that an engineering or environmental consulting firm has obtained, reviewed, and included within its report a CERCLIS printout from the EPA, statements from the EPA and other applicable state and local authorities, and such other information as the Purchaser or its assigns may reasonably require, including, without limitation, a Phase I Environmental Inspection (if available, in the case of an Applicable Development located outside of the United States), all of which information shall confirm that there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from the Applicable Development or in such proximity thereto as to create a material risk of contamination of any of the related Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the related Applicable Jurisdiction; and (z) if such Applicable Development, or any part thereof, was constructed prior to 1986, the absence of friable asbestos within the Units, Common Elements, if any, or elsewhere at such Applicable Development. If any such environmental report reflects the presence of friable asbestos, regardless of when construction of the Applicable Development was completed, such report shall be deemed not to be an Acceptable Environmental Report. To the extent that an environmental report complying with the requirements of this definition has been obtained with respect to an Applicable Development, there shall be no requirement to obtain another environmental report or an update of the prior environmental report, in each case, with respect to such Applicable Development unless there shall have occurred an event that could make such environmental report materially incorrect or misleading.

            "AD&C Mortgage" means, with respect to any Development, a mortgage encumbering such Development or a portion thereof which (i) secures the debt of the related Developer under an acquisition, development and/or construction loan facility and (ii) provides for the release of any Interval related to a Unit located at such Development from the lien created by such mortgage upon the sale of such Interval to a Consumer.

            "Agreement" means this Purchase Agreement and all amendments hereof and supplements hereto made in accordance with the terms hereof.

            "Applicable Development" means an Eligible Development in connection with which (x) the Seller has made a Qualified Loan to the related Eligible Developer or (y) the Seller has purchased a Consumer Note Receivable from the related Eligible Developer including, without limitation, in the case of a Pledged Consumer Note Receivable or a Purchased Consumer Note Receivable related to a Consumer's purchase of a Club Membership Right to Use Interval or a Club Membership Fee Simple Interval, the Eligible Development serving as the related Home Resort but not the other Developments with respect to which such Consumer has rights.

               "Applicable Underlying Borrower" means a Developer that is the maker of a


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Developer Note Receivable.

            "Applicable Underlying Consumer" means a Consumer that is a maker of a Purchased Consumer Note Receivable or a Pledged Consumer Note Receivable.

            "Applicable Underlying Guarantor" means any Person that has executed and delivered an Underlying Guaranty in favor of a Developer or the Seller, as the case may be, in connection with one or more Developer Note Receivables or Consumer Note Receivables or the sale by a Developer to the Seller of one or more Consumer Note Receivables.

            "Applicable Underlying Loan" means a loan made by the Seller to a Developer pursuant to a Hypothecation Loan Agreement or other loan agreement in connection with a Development which is evidenced by a Developer Note Receivable.

            "Applicable Underlying Loan Collateral" means any and all collateral granted to the Seller to secure the payment by an Applicable Underlying Borrower of any or all principal, interest and other amounts owing to the Seller by such Applicable Underlying Borrower in connection with an Applicable Underlying Loan.

            "Applicable Underlying Purchased Note Collateral" means any and all collateral granted to an Applicable Underlying Seller by an Applicable Underlying Consumer to secure the payment of any or all principal, interest and other amounts owing to such Applicable Underlying Seller by such Applicable Underlying Consumer in connection with a Purchased Consumer Note Receivable (all of which Applicable Underlying Purchased Note Collateral shall have been assigned by such Applicable Underlying Seller to the Seller pursuant to an Eligible Developer Sale Agreement).

            "Applicable Underlying Seller" means a Developer that sold a Consumer Note Receivable to the Seller.

            "Assignment" means an Assignment executed by the Seller and the Purchaser, substantially in the form of Exhibit A attached hereto.

            "Consumer Allonge" means an allonge, in substantially one of the forms attached hereto as Exhibit C-1, (i) in the case of a Pledged Consumer Note Receivable (other than an Existing Pledged Consumer Note Receivable), endorsing such Consumer Note Receivable from the Applicable Underlying Borrower to the Seller and endorsing such Consumer Note Receivable from the Seller to the Purchaser, (ii) in the case of an Existing Pledged Consumer Note Receivable, endorsing such Consumer Note Receivable from Credit Suisse First Boston Mortgage Capital LLC to the Seller and endorsing such Consumer Note Receivable from the Seller to the Purchaser or (iii) in the case of a Purchased Consumer Note Receivable (other than an Existing Purchased Consumer Note Receivable), endorsing such Consumer Note Receivable from the Applicable Underlying Seller to the Seller unless such Consumer Note Receivable was already so endorsed on the back of the Consumer Note Receivable itself and endorsing such Consumer Note Receivable from the Seller to the Purchaser.

            "Consumer Note Receivable" means a promissory note, installment sales


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contract, or other evidence of indebtedness made and executed by a Consumer in favor of an Applicable Underlying Borrower or Applicable Underlying Seller in connection with such Consumer's acquisition of an Interval.

            "Deferred Purchase Price" means the portion of the Purchase Price of Receivables purchased by the Purchaser hereunder on any Purchase Date exceeding the amount of the Purchase Price under Section 2.1(c) to be paid in cash, which portion, when added to the cumulative amount of all previous Deferred Purchase Prices (after giving effect to any payments made on account thereof) shall not exceed 20% of the Outstanding Principal Balance of all Receivables purchased by the Purchaser hereunder. The obligations of the Purchaser in respect of the Deferred Purchase Price shall be evidenced by the Purchaser's Subordinated Note.

            "Developer Allonge" means an allonge, in substantially one of the forms attached hereto as Exhibit C-2, (i) in the case of a Developer Note Receivable (other than an Existing Developer Note Receivable), endorsing such Developer Note Receivable from the Seller to the Purchaser or (ii) in the case of an Existing Developer Note Receivable, endorsing such Developer Note Receivable from Credit Suisse First Boston Mortgage Capital LLC to the Seller and endorsing such Developer Note Receivable from the Seller to the Purchaser.

            "Developer Note Receivable" means a promissory note that was executed by an Applicable Underlying Borrower to the order of the Seller evidencing an Applicable Underlying Loan.

            "Discount" means, with respect to any Receivable (i) which is a Developer Note Receivable, 11.1% of the Outstanding Principal Balance of such Receivable and (ii) which is a Purchased Consumer Note Receivable, 11.1% of the Outstanding Principal Balance of such Receivable; provided, however, that the foregoing Discounts may be revised prospectively by request of either of the parties hereto to reflect changes in recent experience with respect to write-offs, timing and cost of Collections, cost of funds and other relevant factors in order that the Purchase Price for such Receivable shall equal the fair market value of such Receivable, provided that such revision is consented to by both of the parties (it being understood that each party agrees to duly consider such request but shall have no obligation to give such consent).

            "Eligible Developer" means a Developer, (i) the creditworthiness for a receivables/ hypothecation loan or receivables purchase/sale arrangement and other qualifications of which are satisfactory to the Servicer, in its reasonable discretion, based upon the Credit and Collection Policy, (ii) which was underwritten by the Seller based upon the Credit and Collection Policy and
(iii) which is not bankrupt or insolvent; it being understood by the parties hereto that, subject to their continued compliance with each of the criteria included in this definition, each of the Developers listed on Schedule D attached hereto shall be Eligible Developers hereunder.

            "Eligible Developer Note Receivable" means a Developer Note Receivable that satisfies each of the following criteria:

                  (1) The Hypothecation Loan Agreement related to such Developer Note Receivable provides for an advance rate of not greater than 90.00% against the


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      aggregate Outstanding Principal Balance of Eligible Pledged Consumer Note
      Receivables and/or Eligible Pledged Presale Consumer Note Receivables securing the debt of the Applicable Underlying Borrower thereunder and such advance rates have not been exceeded.

                  (2) Each Assignment Document exists with respect to such Developer Note Receivable and is duly executed and enforceable in accordance with its terms and has been delivered to the Custodian.

                  (3) [Intentionally Omitted].

                  (4) The Applicable Underlying Loan Documents related to such Developer Note Receivable are in full force and effect.

                  (5) The Seller was the original and sole payee thereof and a fully executed Developer Allonge has been permanently affixed thereto.

                  (6) Neither the related Applicable Underlying Borrower nor the related Applicable Underlying Guarantor, if any, is an Affiliate of the Seller, Equivest or the Purchaser and the Development related to such Developer Note Receivable is not directly or indirectly owned in whole or in part by an Affiliate of the Seller, Equivest or the Purchaser.

                  (7) Neither the Applicable Underlying Borrower nor the Applicable Underlying Guarantor, if any, has any claim against the Seller or the Purchaser, or any Affiliate thereof, and no defense, set-off, or counterclaim exists with respect to such Developer Note Receivable.

                  (8) The original of such Developer Note Receivable and all related documents and instruments, the terms of each of which shall comply in all material respects with all Applicable Laws, have been endorsed by the Seller to the Purchaser in the manner prescribed by the Purchaser (or its assigns) and have been delivered to the Custodian.

                  (9) Each such Developer Note Receivable is enforceable in accordance with its terms and represents the genuine, legal, valid and binding payment obligation of the Applicable Underlying Borrower related thereto, and such Applicable Underlying Borrower had full legal capacity to execute and deliver such Developer Note Receivable and any other documents related thereto and to grant the security interest purported to be granted under the related Hypothecation Loan Agreement, and such Developer Note Receivable has not been prepaid or repaid in full.

                  (10) Each such Developer Note Receivable is denominated in United States Dollars and, at the time of origination and at all times thereafter, materially conformed to all requirements of the Credit and Collection Policy applicable to such Receivable and, in any case, no such Receivable has been reserved against or would be required to be written-off pursuant to the Credit and Collection Policy.


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

                  (11) All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, but only if and to the extent applicable, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z," the Soldiers' and Sailors' Civil Relief Act of 1940 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, the Interstate Land Sales Full Disclosure Act, the Real Estate Settlement Procedures Act and all other consumer credit laws and equal credit opportunity and disclosure laws and any regulations promulgated thereunder) in respect of such Developer Note Receivable, the sale of the Intervals related to the Consumer Note Receivables securing such Developer Note Receivable and the sale of credit life and credit accident and health insurance and any extended service contracts in connection with the sale of the Intervals related to the Consumer Note Receivables securing such Developer Note Receivable, have been complied with in all material respects.

                  (12) [Intentionally Omitted].

                  (13) The Coupon Rate set forth in the Hypothecation Loan Agreement related to such Developer Note Receivable shall be not less than the Minimum APR with respect to such Developer Note Receivable on the date on which such Developer Note Receivable was purchased hereunder.

                  (14) [Intentionally Omitted].

                  (15) Such Developer Note Receivable, as of the applicable Purchase Date therefor, (i) had not at any time during the past 90 days been more than 30 days past due and was not, at the time of its Purchase hereunder, more than 30 days past due and (ii) had no material provision thereof waived, amended, altered or modified in any respect since its origination in a manner which could be considered adverse to the Purchaser's or its assigns' interest therein.

                  (16) Such Developer Note Receivable (i) was originated by the Seller in the ordinary course of the Seller's business and in accordance with the Credit and Collection Policy and the Seller had all necessary licenses and permits to originate Developer Note Receivables in the jurisdiction where the related Applicable Underlying Borrower and Eligible Development were located and (ii) and/or documentation evidencing or governing same contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security related thereto. The Purchaser has all necessary licences and permits to own such Developer Note Receivable under all applicable law.

                  (17) Such Developer Note Receivable was originated by the Seller without any fraud or material misrepresentation on the part of the related Applicable Underlying Borrower or the Seller. Such Developer Note Receivable was sold by the Seller to the Purchaser without any fraud or material misrepresentation on the part of the


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

      Seller.

                  (18) Such Developer Note Receivable is payable by an Applicable Underlying Borrower which (i) is not, nor was at any time during the three (3) year period immediately preceding the applicable Purchase Date therefor, subject to any bankruptcy, insolvency, reorganization or similar proceeding and (ii) has not had any real property owned by such Applicable Underlying Borrower foreclosed or currently subject to foreclosure.

                  (19) Such Developer Note Receivable is not due from the United States or any State or from any agency, department, subdivision or instrumentality thereof.

                  (20) The information pertaining to such Developer Note Receivable set forth in the Schedule of Receivables and the related Assignment and Assignment Documents is true and correct.

                  (21) The Seller's master computer records relating to such Developer Note Receivable have been clearly and unambiguously marked to show that such Developer Note Receivable has been sold to the Purchaser.

                  (22) The Computer Tape or Listing to be made available by the Seller to the Purchaser (or its assignees or designees) on the Purchase Date on which such Developer Note Receivable is to be purchased hereunder is complete and accurate in all material respects as of such Purchase Date.

                  (23) Such Developer Note Receivable constitutes an instrument within the meaning of the UCC of all jurisdictions which govern the perfection of the Purchaser's ownership interest therein.

                  (24) The Seller shall have taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority perfected security interest to exist in its favor in the Applicable Underlying Loan Collateral and all other Collateral related to such Developer Note Receivable (and the proceeds thereof) on or before the applicable Purchase Date therefor and immediately prior to the Purchase of such Developer Note Receivable by the Purchaser, there shall have existed in favor of the Seller as secured party, a valid, subsisting and enforceable first priority perfected lien in the Applicable Underlying Loan Collateral and all other Collateral related to such Receivable (and the proceeds thereof), and such security interest is and shall be prior to all other liens upon and security interests in such Applicable Underlying Loan Collateral and other Collateral (and the proceeds thereof) that now exist or may hereafter arise or be created; provided, that, any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage.

                  (25) The Seller shall have taken all steps necessary under all applicable law in order to cause to exist in favor of the Purchaser, (A) a valid, subsisting and enforceable first priority perfected ownership interest in such Developer Note Receivable


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      and (B) a valid, subsisting and enforceable first priority (subject to the proviso contained in subparagraph (x) above) perfected security interest in the Applicable Underlying Loan Collateral and all other Collateral related to such Developer Note Receivable (and the proceeds thereof) on or before the applicable Purchase Date therefor and upon the Purchase of such Developer Note Receivable by the Purchaser, there shall exist in favor of the Purchaser, a valid, subsisting and enforceable first priority perfected ownership interest in such Developer Note Receivable and a valid, subsisting and enforceable first priority (subject to the proviso contained in subparagraph (x) above) perfected security interest in the Applicable Underlying Loan Collateral and all other Collateral related to such Developer Note Receivable (and the proceeds thereof) and such security interest is and shall be prior to all other liens upon and security interests therein that now exist or may hereafter arise or be created.

                  (26) Subject to the following sentence, if such Developer Note Receivable is secured by Pledged Consumer Note Receivables which are in turn secured by liens on Fee Simple Intervals, Interval Mortgages covering all such Fee Simple Intervals are in full force and effect and such Interval Mortgages and collateral assignments thereof from the Applicable Underlying Borrower to the Seller and from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Interval Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required). If such Developer Note Receivable is secured by Pledged Consumer Note Receivables which are in turn secured by liens on Club Membership Fee Simple Intervals, Interval Mortgages covering all such Club Membership Fee Simple Intervals at the respective applicable Home Resorts are in full force and effect and such Interval Mortgages and collateral assignments thereof from the Applicable Underlying Borrower to the Seller and from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Interval Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required).

                  (27) (x) If such Developer Note Receivable is secured by Pledged Consumer Note Receivables which are in turn secured by liens on Right to Use Intervals other than Club Membership Right to Use Intervals (except in the case of Existing Developer Note Receivables), (i) a Developer Mortgage exists which covers the Applicable Development related to such Developer Note Receivable and such Developer Mortgage and an assignment thereof from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Developer Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required), (ii) Non-Disturbance Arrangements are in effect with respect to such Right to Use Intervals and an Opinion of Counsel has been delivered to the Purchaser which shall contain an opinion that such Non-Disturbance Arrangements shall remain in full force and effect notwithstanding the occurrence of a Bankruptcy Event with respect to the related Applicable Underlying Borrower or (iii) the related Applicable Underlying Borrower has transferred all of its Developer's Interests to a bankruptcy remote special purpose entity (any such entity, an "SPE") under terms and conditions satisfactory to the Purchaser and its assigns and an Opinion of Counsel has been delivered to the Purchaser and its assigns which shall contain an opinion that such transfer constitutes a true sale or absolute transfer of such Developer's Interests from such Applicable Underlying Borrower to such SPE rather than a loan secured by such interest such that (A) such Developer's Interests would not constitute property of the estate of such Applicable Underlying Borrower under Section 541(a)(1) of the Bankruptcy Code and (B) Section 362(a) of the Bankruptcy Code would not apply to stay payments of amounts collected with respect to such Developer's Interests.

                        (y) If such Developer Note Receivable is secured by
            Pledged Consumer Note Receivables which are in turn secured by liens on Specific Club Membership Right to Use Intervals (except in the case of Existing Developer Note Receivables), a Developer Mortgage exists which covers the Home Resort related to such Developer Note Receivable and such Developer Mortgage and an assignment thereof from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Developer Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required).

                        (z) If such Developer Note Receivable is secured by
            Pledged Consumer Note Receivables which are in turn secured by liens on Non-Specific Club Membership Right to Use Intervals, security interest arrangements satisfactory to the Purchaser and its assigns in their reasonable discretion, are in full force and effect with respect to such Developer Note Receivable, Pledged Consumer Note Receivables and Non-Specific Club Membership Right to Use Intervals.

                  (28) All filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the Purchaser a first priority perfected ownership interest in such Developer Note Receivables and in all right, title and interest of the Seller in, to and under all Applicable Underlying Loan Collateral related thereto and the proceeds thereof have been made, taken or performed.

                  (29) With respect to such Developer Note Receivable, there exists a Pledged Developer Note Receivable File and a copy of such Pledged Developer Note Receivable File is in the possession of the Custodian.

                  (30) Such Developer Note Receivable has not been satisfied, subordinated or rescinded, and the Applicable Underlying Loan Collateral securing such Developer Note Receivable has not been released from the lien of the Purchaser, in whole or in part.

                  (31) Such Developer Note Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Developer Note Receivable under this Agreement and neither the Applicable Underlying Borrower nor the Seller has entered into any agreement with any Person that prohibits, restricts or conditions the assignment of such Developer Note Receivable.

                  (32) The Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments due under such Developer Note Receivable or payments received under the related Title Policy, if any, or otherwise to impair the rights of the Purchaser or any of its assignees or designees in such Developer Note Receivable, the Applicable Underlying Loan Collateral securing such Developer Note Receivable or the proceeds thereof.

                  (33) Such Developer Note Receivable is not assumable by another Person in a manner which would release the related Applicable Underlying Borrower thereof from such Applicable Underlying Borrower's obligations to the Seller or the Purchaser (or any of its assignees or designees).

                  (34) Such Developer Note Receivable is in full force and effect and constitutes the legal, valid and binding obligation of the Applicable Underlying Borrower thereunder and is not subject to any right of rescission, setoff, counterclaim or defense (except the potential discharge in bankruptcy of such Applicable Underlying Borrower).

                  (35) There has been no default, breach, violation or event permitting acceleration under the terms of such Developer Note Receivable, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Developer Note Receivable, and there has been no waiver of any of the foregoing.

                  (36) If such Developer Note Receivable is secured in whole or in part by Pledged Consumer Note Receivables which are in turn secured by liens on Right to Use Intervals, either (i) a Developer Title Policy is in effect which (a) covers the related Applicable Development and all necessary steps have been taken in order to assign the Seller's rights as the insured under the aforementioned Developer Title Policy to the Purchaser (or to have an endorsement issued granting to the Purchaser the rights of an insured under such policy), (b) is at all times in an amount not less than the acquisition and construction costs incurred by the Developer with respect to the related Applicable Development and (c) was issued by a Title Insurance Company or (ii) on the date the Purchaser acquires an interest in such Developer Note Receivable, (a) good and marketable title to the related Applicable Development (except with respect to Fee Simple Intervals previously sold to Consumers) was vested in the related Developer and (b) such Applicable Development is not subject to any monetary liens (except with respect to taxes and assessments which are not delinquent or, if applicable, with respect to an AD&C Mortgage) or other encumbrances which would interfere with the development or the intended use of such Applicable Development.

                  (37) If such Developer Note Receivable is secured in whole or in part by Pledged Consumer Note Receivables which are in turn secured by liens on Fee Simple Intervals, either (i) one or more Interval Title Policies are in effect which (a) cover each such Fee Simple Interval with respect to the related Applicable Development and all necessary steps have been taken in order to assign the Seller's rights as the insured under the aforementioned Interval Title Policies to the Purchaser (or to have an endorsement issued granting to the Purchaser the rights of an insured under such policies), (b) are at all times in an aggregate amount of not less than the outstanding principal amount of all such Pledged Consumer Note Receivables and (c) were issued by a Title Insurance Company or (ii) on the date the Purchaser acquires an interest in such Developer Note Receivable, (a) good and marketable title to such Applicable Development (except with respect to Fee Simple Intervals previously sold to Consumers) was vested in the applicable Developer immediately prior to the sale of each related Fee Simple Interval to the related Consumer, (b) upon the consummation of such sale, good and marketable title to such Fee Simple Interval is vested in such Consumer and (c) such Development is not subject to any monetary liens (except with respect to taxes and assessments which are not delinquent or, if applicable, with respect to an AD&C Mortgage) or other encumbrances which would interfere with the development or the intended use of such Development.

                  (38) No selection procedures adverse to the Purchaser (or its assignees or designees) have been utilized in selecting any such Developer Note Receivable from all other similar receivables acquired by the Seller.

                  (39) An enforceable Developer Repurchase Obligation is in full force and effect with respect to each Pledged Consumer Note Receivable securing such Developer Note Receivable.

                  (40) Such Developer Note Receivable shall not relate to a Developer which is Equivest or an Affiliate of Equivest.

                  (41) [Intentionally Omitted].

                  (42) [Intentionally Omitted].

                  (43) Upon the Purchase of such Developer Note Receivable, the Weighted Average APR of all Primary Level Eligible Receivables shall be at least 12%.

                  (44) [Intentionally Omitted].

                  (45) [Intentionally Omitted].

                  (46) [Intentionally Omitted].

                  (47) The related Applicable Underlying Borrower is an Eligible Developer.

                  (48) The  related  Applicable  Underlying  Loan is a Qualified
      Loan.

            "Eligible Pledged Consumer Note Receivable" means a Pledged Consumer Note Receivable that satisfies each of the following criteria:

                  (49) The related Applicable Underlying Borrower is the sole payee thereof.

                  (50) Such Pledged Consumer Note Receivable arises from a bona fide sale by an Applicable Underlying Borrower of one or more Intervals to a Consumer.

                  (51) The Interval sale from which it arises has not been canceled by the related Consumer, any statutory or other applicable cancellation or rescission period has expired (or in the case of Interval sales with respect to Presale Consumer Note Receivables and Developments located in Florida or any other jurisdiction which by law entitles a Consumer to an ongoing cancellation or rescission period, no such cancellation or rescission has occurred; it being agreed that if on or after the date the Purchaser acquires an interest in such Pledged Consumer Note Receivable such sale is canceled or rescinded, such cancellation or rescission shall constitute a failure to satisfy this paragraph (c) with respect to such Pledged Consumer Note Receivable and such Pledged Consumer Note Receivable shall be deemed not to have constituted an Eligible Pledged Consumer Note Receivable on the date the Purchaser acquired an interest therein), and the Interval sale otherwise complies fully with the terms, provisions, and conditions of this Agreement, the Applicable Underlying Loan Documents, the sale documentation between the Consumer and the Applicable Underlying Borrower and all Applicable Laws.

                  (52) [Intentionally Omitted].

                  (53) A down payment and/or other payments have been received by the related Applicable Underlying Borrower from the Consumer who is the maker of the Pledged Consumer Note Receivable in an amount equal to at least ten percent (10%) of the original purchase price of the relevant Interval and such Consumer has received no cash or other rebates of any kind with respect to the purchase price of such Interval.

                  (54) No monthly installment or any other payment due with respect to such Pledged Consumer Note Receivable is more than thirty (30) days contractually past due at the time the Purchaser acquires an interest in such Pledged Consumer Note Receivable (except as permitted under subclause (ii) of paragraph (t) below).

                  (55) [Intentionally Omitted].

                  (56) The interest rate on such Pledged Consumer Note Receivable on the date the Purchaser acquires an interest in such Pledged Consumer Note Receivable is not less than the Facility Funding Rate as of the end of the most recently ended Remittance Period plus 3%.

                  (57) The Consumer who owns the relevant Interval (or has obtained similar rights with respect to the relevant Interval by means of a contract for deed, installment sale contract or other arrangement) has access to a Unit within the related Applicable Development during any use period reserved by or assigned to such Consumer, all in accordance with the Applicable Timeshare Documents.

                  (58) The Consumer who owns the relevant Interval (or has obtained similar rights with respect to the relevant Interval by means of a contract for deed, installment sale contract or other arrangement) (i) is the maker of such Pledged Consumer Note Receivable and (ii) is not an Affiliate of, or related to, or employed by the Applicable Underlying Borrower, the Seller, Equivest or the Purchaser.

                  (59) The Consumer has no claim against the Applicable Underlying Borrower, the Seller, the Purchaser or any Affiliate thereof, or any defense, set-off, or counterclaim with respect to such Pledged Consumer Note Receivable.

                  (60) (i) The maximum Outstanding Principal Balance of such Pledged Consumer Note Receivable does not exceed $25,000 per one week/year Interval (except that if such Pledged Consumer Note Receivable relates to a Fractional Interval, the maximum Outstanding Principal Balance shall not exceed $50,000) (or such greater amount as may be approved in writing in advance by the Purchaser (or its assignee or designee) and (ii) if such Pledged Consumer Note Receivable relates to a Fractional Interval, the Outstanding Principal Balance thereof, together with the aggregate Outstanding Principal Balance of all other Consumer Note Receivables (as defined in the RLSA) owing by Consumers relating to Fractional Intervals and which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either of the Borrower Receivables Purchase Agreements, shall not exceed an amount equal to 5.00% of the Eligible Receivables Balance.

                  (61) Such Pledged Consumer Note Receivable is executed by a resident of the United States or if not, the Outstanding Principal Balance thereof, together with the aggregate Outstanding Principal Balance of all other Consumer Note Receivables (as defined in the RLSA) owing by Consumers that are not residents of the United States and which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either of the Borrower Receivables Purchase Agreements, shall not exceed an amount equal to 2.5% of the Eligible Receivables Balance.

                  (62) The original of such Pledged Consumer Note Receivable and all related documents have been endorsed by the Applicable Underlying Borrower to the Seller and then endorsed by the Seller to the Purchaser, in the manner prescribed in writing by the Purchaser (or its assigns) prior to the date the Purchaser acquires an interest therein and delivered to the Custodian as provided in this Agreement (provided that with respect to Pledged Consumer Note Receivables in which an interest is acquired by the Purchaser on the initial Purchase Date hereunder, such endorsements shall be completed within 30 days of the date of this Agreement, it being agreed by the parties hereto that any failure to do so with respect to any such Pledged Consumer Note Receivables within such time period shall constitute a failure to satisfy this paragraph (n) with respect to such Pledged Consumer Note Receivables and such Pledged Consumer Note Receivables shall be deemed not to have constituted Eligible Pledged Consumer Note Receivables on the date the Purchaser acquired an interest therein), and the terms thereof and all instruments related thereto shall comply in all respects with all Applicable Laws.

                  (63) (i) Each Unit in the Applicable Development, which the relevant Consumer has the right to occupy, pursuant to the Applicable Timeshare Documents, has been completed and furnished in accordance with the terms and provisions of such Consumer's purchase contract, the Applicable Development's public offering statement, and the other Applicable Timeshare Documents, (ii) a certificate of occupancy for each such Unit (or the building in which the Unit is located) has been issued, and (iii) such Unit is not subject to any Lien (other than the lien created by such Interval Mortgage and the Permitted Liens and Encumbrances) that has not previously been consented to in writing by the Purchaser (or its assignees or designees).

                  (64) The forms of promissory note, mortgage, federal truth-in-lending disclosure statement, if applicable, purchase contract, and other documents and instruments, if applicable, relating to the Interval purchase transaction giving rise to such Pledged Consumer Note Receivable have been approved in advance by the Purchaser (or its assignees or designees) in writing, which such approval shall not be unreasonably withheld.

                  (65) Such Pledged Consumer Note Receivable is denominated in United States Dollars and, at the time of origination and at all times thereafter, materially conformed to all requirements of the Credit and Collection Policy applicable thereto.

                  (66) All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, but only if and to the extent applicable, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, the Interstate Land Sales Full Disclosure Act, the Real Estate Settlement Procedures Act and all other consumer credit laws and equal credit opportunity and disclosure laws and any regulations promulgated thereunder) in respect of such Pledged Consumer Note Receivable, the sale of the Intervals related thereto and the sale of credit life and credit accident and health insurance and any extended service contracts in connection with the sale of such Intervals, have been complied with in all material respects.

                  (67) Such Pledged Consumer Note Receivable has an original term of not more than 120 months.

                  (68) Such Pledged Consumer Note Receivable, as of the date the Purchaser acquires an interest therein, (i) had a remaining term of not more than 120 months, (ii) was not, as of the date the Purchaser acquires an interest therein, more than 30 days past due (or 90 days past due with respect to a Pledged Consumer Note Receivable (x) the interest of the Purchaser in which was acquired on the initial Purchase

      Date hereunder and (y) that was being lent against under the Prior Loan Facility immediately prior to the initial Purchase Date hereunder) and
      (iii) had no material provision thereof waived, amended, altered or modified in any respect (including, without limitation, as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended) since its origination.

                  (69) Such Pledged Consumer Note Receivable (i) was originated by the Applicable Underlying Borrower in its ordinary course of business and in accordance with its underwriting guidelines and such Applicable Underlying Borrower had all necessary licenses and permits to originate Consumer Note Receivables in the jurisdiction where the related Eligible Development was located, (ii) was pledged to the Seller by the Applicable Underlying Borrower under the related Hypothecation Loan Agreement and the Applicable Underlying Loan Documents and the Seller has all necessary licenses and permits to own such Consumer Note Receivable under all applicable law, (iii) and/or the documentation evidencing or governing same contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security related thereto, and (iv) and/or the documentation evidencing or governing same provides for level monthly payments (provided, that the payment in the first month and the final month of the life of the Pledged Consumer Note Receivable may be different from the level payment) which, if made when due, shall fully amortize the debt evidenced by such Pledged Consumer Note Receivable over the original term of such Pledged Consumer Note Receivable. The Purchaser has all necessary licences and permits to own its interest in such Pledged Consumer Note Receivable under all applicable law.

                  (70) Such Pledged Consumer Note Receivable was originated by the Applicable Underlying Borrower without any fraud or material misrepresentation on the part of the related Applicable Underlying Borrower or the related Consumer. Such Pledged Consumer Note Receivable was pledged to the Seller by the Applicable Underlying Borrower under the related Hypothecation Loan Agreement and the Applicable Underlying Loan Documents without any fraud or material misrepresentation on the part of Applicable Underlying Borrower.

                  (71) Such Pledged Consumer Note Receivable is payable by one or two Consumers, at least one of whom is a natural (and not a corporate) Person, and if such Pledged Consumer Note Receivable is payable by more than one Consumer, each such Consumer is jointly and severally obligated to pay the full amount payable under such Pledged Consumer Note Receivable.

                  (72) Such Pledged Consumer Note Receivable is payable by a Consumer which (i) is not, nor was at any time during the three (3) year period immediately preceding the date the Purchaser acquires an interest therein, subject to any bankruptcy, insolvency, reorganization or similar proceeding (or if such Consumer was at any time during the three (3) year period immediately preceding the date the Purchaser acquires an interest therein subject to any bankruptcy, insolvency, reorganization or similar proceeding, such Consumer has made at least the immediately preceding twelve monthly payments under such Pledged Consumer Note Receivable without delinquency) and (ii) has not had any real property owned by such Consumer foreclosed or subject to foreclosure.

                  (73) Such Pledged Consumer Note Receivable is not due from the United States or any State or from any agency, department, subdivision or instrumentality thereof.

                  (74) The information pertaining to such Pledged Consumer Note Receivable set forth in the Schedule of Receivables and the related Assignment and Assignment Documents is true and correct.

                  (75) [Intentionally Omitted].

                  (76) Subject to the following sentence, if such Pledged Consumer Note Receivable is secured by a lien on a Fee Simple Interval, an Interval Mortgage related to such Fee Simple Interval is in full force and effect and such Interval Mortgage and collateral assignments thereof from the Applicable Underlying Borrower to the Seller and from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Interval Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required). If such Pledged Consumer Note Receivable is secured by a lien on a Club Membership Fee Simple Interval, an Interval Mortgage covering such Club Membership Fee Simple Interval at the respective applicable Home Resort is in full force and effect and such Interval Mortgage and collateral assignments thereof from the Applicable Underlying Borrower to the Seller and from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Interval Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required).

                  (77) (x) If such Pledged Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Right to Use Interval other than a Club Membership Right to Use Interval (except in the case of an Existing Pledged Consumer Note Receivable), (i) a Developer Mortgage exists which covers the Applicable Development related to such Pledged Consumer Note Receivable and such Developer Mortgage and an assignment thereof from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Developer Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required), (ii) Non-Disturbance Arrangements are in effect with respect to such Right to Use Interval and an Opinion of Counsel has been delivered to the Purchaser which shall contain an opinion that such Non-Disturbance Arrangements shall remain in full force and effect notwithstanding the occurrence of a Bankruptcy Event with respect to the related Applicable Underlying Borrower or (iii) the related Applicable Underlying Borrower has transferred all of its Developer's Interests to an SPE under terms and conditions satisfactory to the Purchaser and its assigns and an Opinion of Counsel has been delivered to the Purchaser and its assigns which shall contain an opinion that such transfer constitutes a true sale or absolute transfer of such Developer's Interests from such Applicable Underlying Borrower to such SPE rather than a loan secured by such interest such that (A) such Developer's Interests would not constitute property of the estate of such Applicable Underlying Borrower under Section 541(a)(1) of the Bankruptcy Code and (B) Section 362(a) of the Bankruptcy Code would not apply to stay payments of amounts collected with respect to such Developer's Interests.

                        (y) If such Pledged Consumer Note Receivable is secured
            by a lien on a Specific Club Membership Right to Use Interval (except in the case of an Existing Pledged Consumer Note Receivable)
            (i) a Developer Mortgage exists which covers the Home Resort related to such Pledged Consumer Note Receivable and such Developer Mortgage and an assignment thereof from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Developer Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required), (ii) Non-Disturbance Arrangements are in effect with respect to the Home Resort related to such Specific Club Membership Right to Use Interval and an Opinion of Counsel has been delivered to the Purchaser and its assigns which shall contain an opinion that such Non-Disturbance Arrangements shall remain in full force and effect notwithstanding the occurrence of a Bankruptcy Event with respect to the related Applicable Underlying Borrower or (iii) the related Applicable Underlying Borrower has transferred all of its Developer's Interests with respect to such Home Resort and all other Applicable Developments in the same club to an SPE under terms and conditions satisfactory to the Purchaser and its assigns and an Opinion of Counsel has been delivered to the Purchaser and its assigns which shall contain an opinion that such transfer constitutes a true sale or absolute transfer of such Developer's Interests from such Applicable Underlying Borrower to such SPE rather than a loan secured by such interest such that (A) such Developer's Interests would not constitute property of the estate of such Applicable Underlying Borrower under Section 541(a)(1) of the Bankruptcy Code and (B) Section 362(a) of the Bankruptcy Code would not apply to stay payments of amounts collected with respect to such Developer's Interests.

                        (z) If such Pledged Consumer Note Receivable is secured
            by a lien on a Non-Specific Club Membership Right to Use Interval, security interest arrangements satisfactory to the Purchaser and its assigns in their reasonable discretion are in full force and effect with respect to such Pledged Consumer Note Receivable and Non-Specific Club Membership Right to Use Interval; provided, however, that no UCC financing statements will be required to be filed against any individual Consumer.

                  (78) The Applicable Underlying Borrower owned the Pledged Consumer Note Receivable free and clear of any Adverse Claim immediately prior to its pledge of such Pledged Consumer Note Receivable to the Seller.

                  (79) All filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the Purchaser a first priority perfected lien on such Pledged Consumer Note Receivable and the proceeds thereof have been made, taken or performed.

                  (80) With respect to such Pledged Consumer Note Receivable, there exists a Pledged Consumer Note Receivable File and a copy of such Pledged Consumer Note Receivable File is in the possession of the Custodian.

                  (81) Such Pledged Consumer Note Receivable has not been satisfied, subordinated or rescinded, and the Applicable Underlying Loan Collateral securing such Pledged Consumer Note Receivable has not been released from the lien of the Purchaser, in whole or in part.

                  (82) Such Pledged Consumer Note Receivable was not originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Pledged Consumer Note Receivable and none of the Applicable Underlying Borrower, the related Consumer, the Seller or the Purchaser has entered into any agreement with any Person that prohibits, restricts or conditions the assignment of such Pledged Consumer Note Receivable.

                  (83) None of the Applicable Underlying Borrower, the related Consumer, the Seller or the Purchaser have taken any action to convey any right to any Person that would result in such Person having a right to payments due under such Pledged Consumer Note Receivable or payments received under the related Title Policy, if any, or otherwise to impair the rights of the Purchaser (or its assignees or designees) in such Pledged Consumer Note Receivable or the proceeds thereof.

                  (84) Such Pledged Consumer Note Receivable is not assumable by another Person in a manner which would release the related Consumer from such Consumer's obligations to the Applicable Underlying Borrower, the Seller or the Purchaser (or its assignees or designees).

                  (85) Such Pledged Consumer Note Receivable is in full force and effect and constitutes the legal, valid and binding obligation of the related Consumer and is not subject to any right of rescission (or in the case of Interval sales with respect to Presale Consumer Note Receivables and Developments located in Florida or any other jurisdiction which by law entitles a Consumer to an ongoing rescission period, no such rescission has occurred), setoff, counterclaim or defense (except the potential discharge in bankruptcy of such Consumer).

                  (86) There has been no default, breach, violation or event permitting acceleration under the terms of such Pledged Consumer Note Receivable, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Pledged Consumer Note Receivable, and there has been no waiver of any of the foregoing.

                  (87) No selection procedures adverse to the Seller or the Purchaser (or its assignees or designees) have been utilized in selecting any such Pledged Consumer Note Receivable from all other similar receivables acquired by the Applicable Underlying Borrower.

                  (88) Each such Pledged Consumer Note Receivable has in place with respect thereto an enforceable Developer Repurchase Obligation.

                  (89) Such Pledged Consumer Note Receivable is not a Presale Consumer Note Receivable.

                  (90) If such Pledged Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Right to Use Interval, either (i) a Developer Title Policy is in effect which (a) covers the related Applicable Development and all necessary steps have been taken in order to assign the Seller's rights as the insured under the aforementioned Developer Title Policy to the Purchaser (or to have an endorsement issued granting to the Purchaser the rights of an insured under such policy), (b) is at all times in an amount not less than the acquisition and construction costs incurred by the Developer with respect to the related Applicable Development and (c) was issued by a Title Insurance Company or (ii) on the date the Purchaser acquires an interest in such Pledged Consumer Note Receivable, (a) good and marketable title to the related Applicable Development (except with respect to Fee Simple Intervals previously sold to Consumers) was vested in the related Developer and (b) such Applicable Development is not subject to any monetary liens (except with respect to taxes or assessments which are not delinquent or, if applicable, with respect to an AD&C Mortgage) or other encumbrances which would interfere with the development or the intended use of such Applicable Development.

                  (91) If such Pledged Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Fee Simple Interval, either (i) an Interval Title Policy is in effect which (a) covers such Fee Simple Interval and all necessary steps have been taken in order to assign the Seller's rights as the insured under the aforementioned Interval Title Policy to the Purchaser (or to have an endorsement issued granting to the Purchaser the rights of an insured under such policy), (b) is at all times in an aggregate amount of not less than the outstanding principal amount of such Pledged Consumer Note Receivable and all other Consumer Note Receivables covered by such Interval Title Policy, if any, and (c) was issued by a Title Insurance Company or (ii) on the date the Purchaser acquires an interest in such Pledged Consumer Note Receivable, (a) good and marketable title to the related Applicable Development (except with respect to other Fee Simple Intervals previously sold to Consumers) was vested in the related Developer immediately prior to the sale of the Fee Simple Interval related to such Pledged Consumer Note Receivable to the related Consumer, (b) upon the consummation of such sale, good and marketable title to such Fee Simple Interval was vested in such Consumer and (c) such Fee Simple Interval is not subject to any monetary liens (except with respect to taxes and assessments which are not delinquent) or other encumbrances which would interfere with the development or the intended use of such Fee Simple Interval.

                  (92) Such Pledged Consumer Note Receivable secures an Eligible Developer Note Receivable.

                  (93) If such Pledged Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Fee Simple Interval, such Consumer was delivered a deed with respect to such Fee Simple Interval and such deed was duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws.

                  (94) If such Pledged Consumer Note Receivable was an Existing Pledged Consumer Note Receivable or a new Pledged Consumer Note Receivable securing a new advance under an Existing Developer Note Receivable (unless such new Pledged Consumer Note Receivable relates to a new phase of construction at the Development which is the subject of such Existing Developer Note Receivable) either:

                        (x) an Acceptable Environmental Report covering the
            Applicable Development related to such Pledged Consumer Note Receivable has been obtained by the Seller; or

                        (y) on the date the Purchaser acquires an interest in
            such Pledged Consumer Note Receivable, (a) there is the absence of Hazardous Materials on, under, or affecting the Land or any other real property or personal property comprising the Applicable Development related to such Pledged Consumer Note Receivable, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction,
            (b) there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from such Applicable Development or in such proximity thereto as to create a material risk of contamination of any of the Applicable Underlying Loan Collateral except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction, and (c) there is the absence of friable asbestos within the Units, Common Elements, if any, or elsewhere at such Applicable Development.

                  (95) If such Pledged Consumer Note Receivable is (i) not an Existing Pledged Consumer Note Receivable and (ii) not a new Pledged Consumer Note Receivable securing a new advance under an Existing Developer Note Receivable (unless such new Pledged Consumer Note Receivable relates to a New Phase at the Development which is the subject of such Existing Developer Note Receivable), an Acceptable Environmental Report shall have been obtained by the Seller covering the Applicable Development related to such Pledged Consumer Note Receivable (and, if such Pledged Consumer Note Receivable relates to a Club Membership Right to Use Interval or a Club Membership Fee Simple Interval, with respect to each other Development with respect to which the holder of such an Interval has rights, on the date the Purchaser acquires an interest in such Pledged Consumer Note Receivable, (i) there are no Hazardous Materials on, under, or affecting the Land or any other real property or personal property comprising such Development, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction, (ii) there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from such Development or in such proximity thereto as to create a material risk of contamination of any Applicable Underlying Loan Collateral, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction, and (iii) there is no friable asbestos within the Units, Common Elements, if any, or elsewhere at such Development).

                  (96) The Purchaser has received certified copies of all insurance policies and endorsements thereto or other evidence of insurance satisfactory to the Purchaser and its assigns, in the reasonable discretion of each, with respect to the Applicable Development relating to such Pledged Consumer Note Receivable and such insurance policies and endorsements thereto shall conform in all material respects with the Credit and Collection Policy and customary practice in the timeshare industry. In addition, the Applicable Underlying Borrower has obtained and is maintaining or has caused the Applicable Timeshare Owners' Association to obtain and maintain all policies of insurance required by and in accordance with the terms of the Credit and Collection Policy and which are customary in the timeshare industry in the Applicable Jurisdiction.

                  (97) Each Assignment Document exists with respect to such Pledged Consumer Note Receivable and is duly executed and enforceable in accordance with its terms and has been delivered to the Custodian.

                  (98) Upon the Purchaser acquiring an interest in such Pledged Consumer Note Receivable, not more than 10% of the Eligible Receivables Balance shall relate to any one Eligible Development (as defined in the RLSA).

                  (99) Upon the Purchaser acquiring an interest in such Pledged Consumer Note Receivable, not more than 20% (or 40%, in the case of Florida) of the Eligible Receivables Balance shall relate to Developments (as defined in the RLSA) in any one state.

                  (100) Upon the Purchaser acquiring an interest in such Pledged Consumer Note Receivable, not more than 25% of the Eligible Receivables Balance shall relate to Pledged Consumer Note Receivables.

                  (101) Upon the Purchaser acquiring an interest in such Pledged Consumer Note Receivable, not more than 20% of the Eligible Receivables Balance shall relate to any one Eligible Developer (as defined in the RLSA) which is not a wholly-owned subsidiary of Equivest.

                  (102) Upon the Purchaser acquiring an interest in such Pledged Consumer Note Receivable, the aggregate Outstanding Principal Balance of all Consumer Note Receivables (as defined in the RLSA) owing by Consumers that are not residents of the United States and which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either Borrower Receivables Purchase Agreement shall not exceed an amount equal to 2.5% of the Eligible Receivables Balance.

                  (103) [Intentionally Omitted].

                  (104) The Seller shall have taken all steps necessary under all applicable law in order to cause to exist in favor of the Purchaser a valid, subsisting and enforceable first priority perfected security interest in such Pledged Consumer Note Receivable and all Collateral related to such Pledged Consumer Note Receivable (and the proceeds thereof) on or before the date on which the Purchaser acquires an interest in such Pledged Consumer Note Receivable, and upon such acquisition by the Purchaser of an interest in such Pledged Consumer Note Receivable, there shall exist in favor of the Purchaser a valid, subsisting and enforceable first priority perfected security interest in such Pledged Consumer Note Receivable and all Collateral related to such Pledged Consumer Note Receivable (and the proceeds thereof) and such security interest is and shall be prior to all other liens upon and security interests therein that now exist or may hereafter arise or be created; provided, that, any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage.

                  (105) On the date on which the Purchaser acquires an interest in such Pledged Consumer Note Receivable, such Pledged Consumer Note Receivable is not a Defaulted Receivable or a Delinquent Receivable.

            "Eligible Pledged Presale Consumer Note Receivable" means a Pledged Consumer Note Receivable which constitutes a Presale Consumer Note Receivable that satisfies each of the criteria for an Eligible Pledged Consumer Note Receivable (other than the criteria of such definition set forth in paragraph
(i), subclauses (i) and (ii) of paragraph (o), paragraph (bb), paragraph (oo), paragraph (qq), paragraph (ss) and, solely to the extent that the requirements thereof would require the recordation of an Interval Mortgage, paragraph (ddd) thereof) and that additionally satisfies each of the following criteria:

                  (106) (i) All sales and financing documents relating to such Presale Consumer Note Receivable have been executed and delivered to the Seller, (ii) there are no conditions or requirements for the escrow of Consumer deposits or payments required under applicable law or contract relating to the sale which is the subject of such Presale Consumer Note Receivable and (iii) all conditions and requirements with respect to such sale have been completed other than the issuance of the certificate of occupancy for the building in which the Unit related to the applicable Interval is located.

                  (107) Such Presale Consumer Note Receivable will meet the criteria set forth in paragraph (i), subclauses (i) and (ii) of paragraph
      (o), paragraph (bb), paragraph (oo), paragraph (qq), paragraph (ss) and paragraph (ddd) in the defined term Eligible Pledged Consumer Note Receivable at the closing of the Interval to which such Presale Consumer Note Receivable relates, which closing shall take place in accordance with the purchase contract for that Interval, but in any event no later than two years from the date of the purchase contract.

                  (108) The related Applicable Underlying Borrower shall have posted and shall maintain completion and performance bonds in amounts satisfactory to complete the related Development and in form and substance satisfactory to the Purchaser and its assigns.

                  (109) The documentation related to such Presale Consumer Note Receivable shall require the Consumer to make periodic payments of principal and interest on such Presale Consumer Note Receivable prior to the closing of the Interval to which such Presale Consumer Note Receivable relates.

                  (110) If such Presale Consumer Note Receivable relates to the Surrey Development, the Outstanding Principal Balance of such Presale Consumer Note Receivable, together with the aggregate Outstanding Principal Balance of all other Presale Consumer Note Receivables relating to the Surrey Development which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either Borrower Receivables Purchase Agreement, does not exceed an amount equal to 8% of the Eligible Receivables Balance (or such lesser percentage as is consistent with a "BBB" rated timeshare securitization financing, as determined by either or both the Rating Agencies).

                  (111) If such Presale Consumer Note Receivable relates to one or more Developments other than the Surrey Development, the Outstanding Principal Balance of such Presale Consumer Note Receivable, together with the aggregate Outstanding Principal Balance of all other Presale Consumer Note Receivables not relating to the Surrey Development which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either Borrower Receivables Purchase Agreement, does not exceed an amount equal to 2.5% of the Eligible Receivables Balance.

                  (112) If such Presale Consumer Note Receivable relates to a Development other than the Surrey Development, the Outstanding Principal Balance of such Presale Consumer Note Receivable, together with the aggregate Outstanding Principal Balance of all other Presale Consumer Note Receivables relating to the same Development which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either Borrower Receivables Purchase Agreement, does not exceed an amount equal to $500,000.

                  (113) Upon the Purchaser acquiring an interest in such Presale Consumer Note Receivable, not more than 10% of the Eligible Receivables Balance shall relate to any one Eligible Development (as defined in the RLSA).

                  (114) Upon the Purchaser acquiring an interest in such Presale Consumer Note Receivable, not more than 20% (or 40%, in the case of Florida) of the Eligible Receivables Balance shall relate to Developments (as defined in the RLSA) in any one state.

                  (115) Upon the Purchaser acquiring an interest in such Presale Consumer Note Receivable, not more than 25% of the Eligible Receivables Balance shall relate to Pledged Consumer Note Receivables.

                  (116) Upon the Purchaser acquiring an interest in such Presale Consumer Note Receivable, not more than 20% of the Eligible Receivables Balance shall relate to any one Eligible Developer (as defined in the RLSA) which is not a wholly-owned subsidiary of Equivest.

                  (117) Such Presale Consumer Note Receivable is executed by a resident of the United States or if not, the Outstanding Principal Balance thereof, together with the aggregate Outstanding Principal Balance of all other Consumer Note Receivables (as defined in the RLSA) owing by Consumers that are not residents of the United States and which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either of the Borrower Receivables Purchase Agreements, shall not exceed an amount equal to 2.5% of the Eligible Receivables Balance.

                  (118) Upon the Purchaser acquiring an interest in such Presale Consumer Note Receivable (but only if such Presale Consumer Note Receivable relates to a Fractional Interval), the Outstanding Principal Balance thereof, together with the aggregate Outstanding Principal Balance of all other Consumer Note Receivables (as defined in the RLSA) owing by Consumers relating to Fractional Intervals and which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either of the Borrower Receivables Purchase Agreements, shall not exceed an amount equal to 5.00% of the Eligible Receivables Balance.

            "Eligible Purchased Consumer Note Receivable" means a Purchased Consumer Note Receivable that satisfies each of the following criteria:

                  (119) Each Assignment Document exists with respect thereto and is duly executed and enforceable in accordance with its terms and has been delivered to the Custodian.

                  (120) The Applicable Underlying Purchase Documents related to such Purchased Consumer Note Receivable have been approved in writing by the Purchaser (or its assignee or designee) in its reasonable discretion.

                  (121) [Intentionally Omitted].

                  (122) To the best of the Seller's and its Affiliates' knowledge, (i) neither the related Applicable Underlying Seller nor the related Applicable Underlying Guarantor, if any, has any claim against the Seller, EFI, the Purchaser, or any Affiliate thereof, and no defense, set-off, or counterclaim exists with respect to the Developer Repurchase Obligation or any other terms or provisions of the related Eligible Developer Sale Agreement and (ii) the Consumer obligated under such Purchased Consumer Note

      Receivable has no claim against the Applicable Underlying Seller, the Applicable Underlying Guarantor, if any, the Seller, EFI, the Purchaser, or any Affiliate thereof, and no defense, set-off or counterclaim exists with respect to such Purchased Consumer Note Receivable.

                  (123) The original of such Purchased Consumer Note Receivable and all related documents and instruments, the terms of each of which shall comply in all material respects with all Applicable Laws, have been endorsed by the Applicable Underlying Seller to the Seller and by the Seller to the Purchaser in any commercially reasonable manner prescribed by the Purchaser (or its assigns) and have been delivered to the Custodian; provided, that with respect to Purchased Consumer Note Receivables which are Purchased on the initial Purchase Date hereunder, only those Purchased Consumer Note Receivables related to the Plantation Cove Resort and Plantation Island Resort shall be so endorsed within 30 days of the date of this Agreement, it being agreed by the parties that any failure to complete such endorsement with respect to any such Purchased Consumer Note Receivables within such time period shall constitute a failure to satisfy this paragraph (e) with respect to such Purchased Consumer Note Receivables and such Purchased Consumer Note Receivables shall be deemed not to constitute Eligible Purchased Consumer Note Receivables on the date Purchased.

                  (124) Such Purchased Consumer Note Receivable represents the genuine, legal, valid and binding payment obligation of the related Consumer, enforceable in accordance with its terms and such Consumer had full legal capacity to execute and deliver such Purchased Consumer Note Receivable, the related Interval Mortgage, if applicable, and any other documents related thereto; and such Purchased Consumer Note Receivable has not been prepaid or repaid in full.

                  (125) Such Purchased Consumer Note Receivable is denominated in United States Dollars and, at the time of origination and at all times thereafter, materially conformed to all requirements of the Credit and Collection Policy applicable to such Purchased Consumer Note Receivable and, in any case, such Purchased Consumer Note Receivable has not been reserved against or would be required to be written-off pursuant to the Credit and Collection Policy.

                  (126) All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, but only if and to the extent applicable, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, the Interstate Land Sales Full Disclosure Act, the Real Estate Settlement Procedures Act and all other consumer credit laws and equal credit opportunity and disclosure laws and any regulations promulgated thereunder) in respect of such Purchased Consumer Note Receivable, the sale of the Intervals related to such Purchased Consumer Note Receivable and the sale of credit life and credit accident and health insurance and any extended service contracts in connection with the sale of the

      Intervals related to such Purchased Consumer Note Receivable, have been complied with in all material respects.

                  (127) On the date on which such Purchased Consumer Note Receivable is purchased hereunder, such Purchased Consumer Note Receivable is not a Defaulted Receivable or a Delinquent Receivable.

                  (128) The Coupon Rate set forth in such Purchased Consumer Note Receivable shall be not less than the Minimum APR with respect to such Purchased Consumer Note Receivable on the applicable Purchase Date therefor.

                  (129) Such Purchased Consumer Note Receivable arises from a bona fide sale by an Applicable Underlying Seller of one or more Intervals to a Consumer.

                  (130) The Interval sale from which it arises has not been canceled by the related Consumer, any statutory or other applicable cancellation or rescission period has expired (or in the case of Interval sales with respect to Presale Consumer Note Receivables and Developments located in Florida or any other jurisdiction which by law entitles a Consumer to an ongoing cancellation or rescission period, no such cancellation or rescission has occurred; it being agreed that if on or after the date such Purchased Consumer Note Receivable is Purchased hereunder such sale is canceled or rescinded, such cancellation or rescission shall constitute a failure to satisfy this paragraph (l) with respect to such Purchased Consumer Note Receivable and such Purchased Consumer Note Receivable shall be deemed not to have constituted an Eligible Consumer Note Receivable on the Purchase Date therefor), and the Interval sale otherwise complies fully with the terms, provisions, and conditions of this Agreement, the Applicable Underlying Purchase Documents, the sale documentation between the Consumer and the Applicable Underlying Seller and all Applicable Laws.

                  (131) Subject to the following sentence, if such Purchased Consumer Note Receivable is secured by a lien on a Fee Simple Interval, an Interval Mortgage covering such Fee Simple Interval is in full force and effect and such Interval Mortgage and assignments thereof from the Applicable Underlying Seller to the Seller and from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable jurisdiction in accordance with all Applicable Laws (and such Interval Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required). If such Purchased Consumer Note Receivable is secured by a lien on a Club Membership Fee Simple Interval, an Interval Mortgage covering such Club Membership Fee Simple Interval at the respective applicable Home Resort is in full force and effect and such Interval Mortgage and assignments thereof from the Applicable Underlying Seller to the Seller and from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Interval Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required).

                  (132) (x) If such Purchased Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Right to Use Interval other than a Club Membership Right to Use Interval (except in the case of an Existing Purchased Consumer Note Receivable), (i) a Developer Mortgage exists which covers the Applicable Development related to such Purchased Consumer Note Receivable and such Developer Mortgage and an assignment thereof from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Developer Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required), (ii) Non-Disturbance Arrangements are in effect with respect to such Right to Use Interval and an Opinion of Counsel has been delivered to the Purchaser which shall contain an opinion that such Non-Disturbance Arrangements shall remain in full force and effect notwithstanding the occurrence of a Bankruptcy Event with respect to the related Applicable Underlying Seller or (iii) the related Applicable Underlying Seller has transferred all of its Developer's Interests to an SPE under terms and conditions satisfactory to the Purchaser and its assigns and an Opinion of Counsel has been delivered to the Purchaser and its assigns which shall contain an opinion that such transfer constitutes a true sale or absolute transfer of such Developer's Interests from such Applicable Underlying Seller to such SPE rather than a loan secured by such interest such that (A) such Developer's Interests would not constitute property of the estate of such Applicable Underlying Seller under Section 541(a)(1) of the Bankruptcy Code and (B) Section 362(a) of the Bankruptcy Code would not apply to stay payments of amounts collected with respect to such Developer's Interests.

                        (y) If such Purchased Consumer Note Receivable was
            executed in connection with the related Consumer's purchase of a Specific Club Membership Right to Use Interval (except in the case of an Existing Purchased Consumer Note Receivable), (i) a Developer Mortgage exists which covers the Home Resort related to such Purchased Consumer Note Receivable and such Developer Mortgage and an assignment thereof from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws (and such Developer Mortgage has evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required), (ii) Non-Disturbance Arrangements are in effect with respect to the Home Resort related to such Specific Club Membership Right to Use Interval and an Opinion of Counsel has been delivered to the Purchaser and its assigns which shall contain an opinion that such Non-Disturbance Arrangements shall remain in full force and effect notwithstanding the occurrence of a Bankruptcy Event with respect to the related Applicable Underlying Seller or (iii) the related Applicable Underlying Seller has transferred all of its Developer's Interests with respect to such Home Resort and all other Applicable Developments in the same club to an SPE under terms and conditions satisfactory to the Purchaser and its assigns and an Opinion of Counsel has been delivered to the Purchaser and its assigns which shall contain an opinion that such transfer constitutes a true sale or absolute transfer of such Developer's Interests from such Applicable Underlying Seller to such SPE rather than a loan secured by such interest such that (A) such Developer's Interests would not constitute property of the estate of such Applicable Underlying Seller under Section 541(a)(1) of the Bankruptcy Code and (B)
            Section 362(a) of the Bankruptcy Code would not apply to stay payments of amounts collected with respect to such Developer's Interests.

                        (z) If such Purchased Consumer Note Receivable was
            executed in connection with the related Consumer's purchase of a Non-Specific Club Membership Right to Use Interval, security interest arrangements satisfactory to the Purchaser and its assigns in their reasonable discretion are in full force and effect with respect to such Purchased Consumer Note Receivable and Non-Specific Club Membership Right to Use Interval; provided, however, that no UCC financing statements will be required to be filed against any individual Consumer.

                  (133) A down payment and/or other payments have been received by the related Applicable Underlying Seller from the Consumer who is the maker of the Purchased Consumer Note Receivable in an amount equal to at least ten percent (10%) of the original purchase price of the relevant Interval and such Consumer has received no cash or other rebates of any kind with respect to the purchase price of such Interval.

                  (134) No monthly installment or any other payment due with respect to such Purchased Consumer Note Receivable is more than thirty
      (30) days contractually past due as at the applicable Purchase Date therefor (except as permitted under subclause (ii) of paragraph (cc) below).

                  (135) [Intentionally Omitted].

                  (136) The interest rate on such Purchased Consumer Note Receivable as at the applicable Purchase Date therefor is not less than the Facility Funding Rate as of the end of the most recently ended Remittance Period plus 3%.

                  (137) The Consumer who owns the relevant Interval (or has obtained similar rights with respect to the relevant Interval by means of a contract for deed, installment sale contract or other arrangement) has access to a Unit within the Applicable Development during any use period reserved by or assigned to such Consumer, all in accordance with the Applicable Timeshare Documents.

                  (138) The Consumer who owns the relevant Interval (or has obtained similar rights with respect to the relevant Interval by means of a contract for deed, installment sale contract or other arrangement) (i) is the maker of the related Purchased Consumer Note Receivable and (ii) is not an Affiliate of, or related to, or employed by the Applicable Underlying Seller, the Seller, EFI, the Purchaser or Equivest.

                  (139) The relevant Consumer has no claim against the Applicable Underlying Seller, the Seller, EFI, the Purchaser or any Affiliate thereof, or any defense, set-off, or counterclaim with respect to the Purchased Consumer Note Receivable.

                  (140) (i) The maximum Outstanding Principal Balance of such Purchased Consumer Note Receivable does not exceed $25,000 per one week/year Interval (except that if such Purchased Consumer Note Receivable relates to a Fractional

      Interval, the maximum Outstanding Principal Balance shall not exceed $50,000) (or such greater amount as may be approved in writing in advance by the Purchaser (or its assignees or designees) and (ii) if such Purchased Consumer Note Receivable relates to a Fractional Interval, the Outstanding Principal Balance thereof, together with the aggregate Outstanding Principal Balance of all other Consumer Note Receivables (as defined in the RLSA) owing by Consumers relating to Fractional Intervals and which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either of the Borrower Receivables Purchase Agreements, shall not exceed an amount equal to 5.00% of the Eligible Receivables Balance.

                  (141) Such Purchased Consumer Note Receivable is executed by a resident of the United States or if not, the Outstanding Principal Balance thereof, together with the aggregate Outstanding Principal Balance of all other Consumer Note Receivables (as defined in the RLSA) owing by Consumers that are not residents of the United States and which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either of the Borrower Receivables Purchase Agreements, shall not exceed an amount equal to 2.5% of the Eligible Receivables Balance.

                  (142) [Intentionally Omitted].

                  (143) (i) Each Unit in the Applicable Development, which the relevant Consumer has the right to occupy, pursuant to the Applicable Timeshare Documents, has been completed and furnished in accordance with the terms and provisions of such Consumer's purchase contract, the Applicable Development's public offering statement, and the other Applicable Timeshare Documents, (ii) a certificate of occupancy for each such Unit (or the building in which the Unit is located) has been issued, and (iii) such Unit is not subject to any Lien (other than the lien created by such Interval Mortgage and the Permitted Liens and Encumbrances) that has not previously been consented to in writing by the Purchaser (or its assignees or designees).

                  (144) The forms of promissory note, mortgage, if applicable, federal truth-in-lending disclosure statement, if applicable, purchase contract, and other documents and instruments relating to the Interval purchase transaction giving rise to such Purchased Consumer Note Receivable have been approved in advance by the Purchaser (or its assignees or designees) in writing.

                  (145) [Intentionally Omitted].

                  (146) Such Purchased Consumer Note Receivable has an original term of not more than 120 months.

                  (147) Such Purchased Consumer Note Receivable, as of the applicable Purchase Date therefor, (i) had a remaining term of not more than 120 months, (ii) had not at any time during the past 90 days been more than 120 days past due and was not, at the applicable Purchase Date therefor, more than 30 days past due (or 90 days past due with respect to a Purchased Consumer Note Receivable (x) the interest of the Purchaser in which was purchased on the initial Purchase Date and (y) that was being lent against under the Prior Loan Facility immediately prior to the initial Purchase Date hereunder) and (iii) had no material provision thereof waived, amended, altered or modified in any respect (including, without limitation, as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended) since its origination.

                  (148) Such Purchased Consumer Note Receivable (i) was originated by the Applicable Underlying Seller in its ordinary course of business and in accordance with its underwriting guidelines (and such Applicable Underlying Seller had all necessary licenses and permits to originate Purchased Consumer Note Receivables in the jurisdiction where the related Eligible Development was located), (ii) was sold to the Seller by the Applicable Underlying Seller under an Eligible Developer Sale Agreement, which provides for a Developer Repurchase Obligation and which remains in full force and effect, and the other Applicable Underlying Purchase Documents, each of which remains in full force and effect, and the Seller has all necessary licenses and permits to own such Purchased Consumer Note Receivable under all applicable law, (iii) and/or the documentation evidencing or governing same contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security related thereto, and (iv) and/or the documentation evidencing or governing same provides for level monthly payments (provided, that the payment in the first month and the final month of the life of the Purchased Consumer Note Receivable may be different from the level payment) which, if made when due, shall fully amortize the debt evidenced by such Purchased Consumer Note Receivable over the original term of such Purchased Consumer Note Receivable. The Purchaser has all necessary licences and permits to own such Purchased Consumer Note Receivable under all applicable law.

                  (149) Such Purchased Consumer Note Receivable was originated by the Applicable Underlying Seller without any fraud or material misrepresentation on the part of the related Applicable Underlying Seller or the related Consumer. Such Purchased Consumer Note Receivable was sold to the Seller by the Applicable Underlying Seller under the related Applicable Underlying Purchase Documents without any fraud or material misrepresentation on the part of Applicable Underlying Seller.

                  (150) Such Purchased Consumer Note Receivable is payable by one or two Consumers, at least one of whom is a natural (and not a corporate) Person, and if a Purchased Consumer Note Receivable is payable by more than one Consumer, each such Consumer is jointly and severally obligated to pay the full amount payable under such Purchased Consumer Note Receivable.

                  (151) Such Purchased Consumer Note Receivable is payable by a Consumer which (i) is not, nor was at any time during the three (3) year period immediately preceding the applicable Purchase Date therefor, subject to any bankruptcy, insolvency, reorganization or similar proceeding (or if such Consumer was at any time during the three (3) year period immediately preceding the applicable Purchase Date therefor subject to any bankruptcy, insolvency, reorganization or similar proceeding, such

      Consumer has made at least the immediately preceding twelve monthly payments under such Purchased Consumer Note Receivable without delinquency) and (ii) has not had any real property owned by such Consumer foreclosed or currently subject to foreclosure.

                  (152) Such Purchased Consumer Note Receivable is not due from the United States or any State or from any agency, department, subdivision or instrumentality thereof.

                  (153) The information pertaining to such Purchased Consumer Note Receivable set forth in the Schedule of Receivables and the related Assignment and Assignment Documents is true and correct.

                  (154) [Intentionally Omitted].

                  (155) The Seller shall have taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority perfected ownership interest to exist in its favor in such Purchased Consumer Note Receivable, the Applicable Underlying Purchased Note Collateral and all other Collateral related to such Purchased Consumer Note Receivable (and the proceeds thereof) on or before the applicable Purchase Date therefor and immediately prior to the Purchase of such Purchased Consumer Note Receivable by the Purchaser, there shall have existed in favor of the Seller, as secured party, a valid, subsisting and enforceable first priority perfected security interest in the Applicable Underlying Purchased Note Collateral and all other such Collateral related to such Purchased Consumer Note Receivable (and the proceeds thereof), and such security interest is and shall be prior to all other liens upon and security interests in such Applicable Underlying Purchased Note Collateral and other such Collateral (and the proceeds thereof) that now exist or may hereafter arise or be created; provided, that, any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage.

                  (156) The Seller shall have taken all steps necessary under all applicable law in order to cause to exist in favor of the Purchaser,
      (A) a valid, subsisting and enforceable first priority perfected ownership interest in such Purchased Consumer Note Receivable and (B) a valid, subsisting and enforceable first priority perfected security interest in the Applicable Underlying Purchased Note Collateral and all other Collateral related to such Purchased Consumer Note Receivable (and the proceeds thereof) on or before the applicable Purchase Date therefor and upon the Purchase of such Purchased Consumer Note Receivable by the Purchaser, there shall exist in favor of the Purchaser, a valid, subsisting and enforceable first priority perfected ownership interest in such Purchased Consumer Note Receivable and a valid, subsisting and enforceable first priority (or, to the extent such security interest is in the Land, Units and/or Common Elements of an Applicable Development, evidenced by a Developer Mortgage and subordinate to an AD&C Mortgage, second priority) perfected security interest in the Applicable Underlying Purchased Note Collateral and all other Collateral related to such Purchased Consumer Note Receivable (and the proceeds thereof) and such security interest is and shall be prior to all other liens upon and security interests therein that now exist or may hereafter arise or be created.

                  (157) [Intentionally Omitted].

                  (158) The Applicable Underlying Seller owned the Purchased Consumer Note Receivable free and clear of any Adverse Claim immediately prior to its sale of such Purchased Consumer Note Receivable to the Seller.

                  (159) All filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the Purchaser a first priority perfected ownership interest in such Purchased Consumer Note Receivable and the proceeds thereof have been made, taken or performed.

                  (160) With respect to such Purchased Consumer Note Receivable, there exists a Pledged Purchased Consumer Note Receivable File and a copy of such Pledged Purchased Consumer Note Receivable File is in the possession of the Custodian.

                  (161) Such Purchased Consumer Note Receivable has not been satisfied, subordinated or rescinded, and the Applicable Underlying Purchase Collateral securing such Purchased Consumer Note Receivable has not been released from the lien of the Purchaser, in whole or in part.

                  (162) Such Purchased Consumer Note Receivable was not originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Purchased Consumer Note Receivable and none of the Applicable Underlying Seller, the related Consumer, the Seller, EFI or the Purchaser has entered into any agreement with any Person that prohibits, restricts or conditions the assignment of such Purchased Consumer Note Receivable.

                  (163) None of the Applicable Underlying Seller, the related Consumer, the Seller, EFI or the Purchaser have taken any action to convey any right to any Person that would result in such Person having a right to payments due under such Purchased Consumer Note Receivable or payments received under the related Title Policy, if applicable, or otherwise to impair the rights of the Purchaser (or its assignees or designees)in such Purchased Consumer Note Receivable, the Applicable Underlying Purchased Note Collateral securing such Purchased Consumer Note Receivable or the proceeds thereof.

                  (164) Such Purchased Consumer Note Receivable is not assumable by another Person in a manner which would release the related Consumer from such Consumer's obligations to the Applicable Underlying Seller, the Seller or the Purchaser (or any of its assignees or designees).

                  (165) Such Purchased Consumer Note Receivable is in full force and effect and constitutes the legal, valid and binding obligation of the related Consumer and is not subject to any right of rescission (or in the case of a Purchased Consumer Note Receivable executed in connection with an Interval sale with respect to a Development located in Florida or any other jurisdiction which by law entitles a Consumer to an ongoing rescission period, no such rescission has occurred), setoff, counterclaim or defense (except the potential discharge in bankruptcy of such Consumer).

                  (166) There has been no default, breach, violation or event permitting acceleration under the terms of such Purchased Consumer Note Receivable, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Purchased Consumer Note Receivable, and there has been no waiver of any of the foregoing.

                  (167) No selection procedures adverse to the Seller or the Purchaser (or its assignees or designees) have been utilized in selecting any such Purchased Consumer Note Receivable from all other similar receivables acquired by the Applicable Underlying Seller.

                  (168) Such Purchased Consumer Note Receivable has in place with respect thereto an enforceable Developer Repurchase Obligation.

                  (169) Such Pledged Purchased Consumer Note Receivable is not a Presale Consumer Note Receivable.

                  (170) Upon the Purchase of such Purchased Consumer Note Receivable, not more than 20% of the Eligible Receivables Balance shall relate to any one Eligible Developer (as defined in the RLSA) which is not a wholly-owned subsidiary of Equivest.

                  (171) Upon the Purchase of such Purchased Consumer Note Receivable, not more than 10% of the Eligible Receivables Balance shall relate to any one Eligible Development (as defined in the RLSA).

                  (172) Upon the Purchase of such Purchased Consumer Note Receivable, not more than 20% (or 40%, in the case of Florida) of the Eligible Receivables Balance shall relate to Developments (as defined in the RLSA) in any one state.

                  (173) Upon the Purchase of such Purchased Consumer Note Receivable, the Weighted Average APR of all Primary Level Eligible Receivables shall be at least 12%.

                  (174) [Intentionally Omitted].

                  (175) [Intentionally Omitted].

                  (176) If such Purchased Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Right to Use Interval, either (i) a Developer Title Policy is in effect which (a) covers the related Applicable Development and all necessary steps have been taken in order to assign the Seller's rights as the insured under the aforementioned Developer Title Policy to the Purchaser (or to have an endorsement issued granting to the Purchaser the rights of an insured under such policy), (b) is at all times in an amount not less than the acquisition and construction costs incurred by the Developer with respect to the related Applicable Development and (c) was issued by a Title Insurance Company or (ii) on the date the Purchaser acquires an interest in such Purchased Consumer Note Receivable, (a) good and marketable title to the related Applicable Development was vested in the related Developer and (b) such Applicable Development is not subject to any monetary liens (except with respect to taxes and assessments that are not delinquent or, if applicable, with respect to an AD&C Mortgage) or other encumbrances which would interfere with the development or the intended use of such Applicable Development.

                  (177) If such Purchased Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Fee Simple Interval, either (i) an Interval Title Policy is in effect which (a) covers such Fee Simple Interval and all necessary steps have been taken in order to assign the Seller's rights as the insured under the aforementioned Interval Title Policy to the Purchaser (or to have an endorsement issued granting to the Purchaser the rights of an insured under such policy), (b) is at all times in an aggregate amount of not less than the outstanding principal amount of such Purchased Consumer Note Receivable and all other Consumer Note Receivables covered by such Interval Title Policy, if any, and (c) was issued by a Title Insurance Company or (ii) on the date the Purchaser acquires an interest in such Purchased Consumer Note Receivable, (a) good and marketable title to the related Development (except with respect to other Fee Simple Intervals sold to Consumers) was vested in the related Developer immediately prior to the sale of the Fee Simple Interval related to such Purchased Consumer Note Receivable to the related Consumer, (b) upon the consummation of such sale, good and marketable title to such Fee Simple Interval was vested in such Consumer and (c) such Fee Simple Interval is not subject to any monetary liens (except with respect to taxes and assessments that are not delinquent) or other encumbrances which would interfere with the development or the intended use of such Fee Simple Interval.

                  (178) If such Purchased Consumer Note Receivable was executed in connection with the related Consumer's purchase of a Fee Simple Interval, such Consumer was delivered a deed with respect to such Fee Simple Interval and such deed was duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws.

                  (179) If such Purchased Consumer Note Receivable was an Existing Purchased Consumer Note Receivable or a new Purchased Consumer Note Receivable sold under the terms of an Existing Eligible Developer Sale Agreement (unless such new Purchased Consumer Note Receivable relates to a New Phase at the Development which is the subject of such Existing Eligible Developer Sale Agreement) either:

                        (x) an Acceptable Environmental Report has been obtained
            by the Seller covering the Applicable Development related to such Purchased Consumer Note Receivable; or

                        (y) on the date the Purchaser acquires an interest in
            such Purchased Consumer Note Receivable, (a) there is the absence of Hazardous Materials on, under, or affecting the Land or any other real property or personal property comprising the Applicable Development related to such Purchased Consumer Note Receivable, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction,
            (b) there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from such Applicable Development or in such proximity thereto as to create a material risk of contamination of any Applicable Underlying Purchased Note Collateral except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction and (c) there is the absence of friable asbestos within the Units, Common Elements, if any, or elsewhere at such Applicable Development or, if asbestos is found to be present in any part of the Applicable Development, such presence is of a nature or magnitude that is able to be removed by a licensed removal contractor for a guaranteed maximum sum reasonably satisfactory to the Purchaser and its assigns.

                  (180) If such Purchased Consumer Note Receivable is (i) not an Existing Purchased Consumer Note Receivable or (ii) a new Purchased Consumer Note Receivable sold under the terms of an Existing Eligible Developer Sale Agreement (which new Purchased Consumer Note Receivable relates to a New Phase at the Development which is the subject of such Existing Eligible Developer Sale Agreement), an Acceptable Environmental Report has been obtained by the Seller covering the Applicable Development related to such Purchased Consumer Note Receivable (and, if such Purchased Consumer Note Receivable relates to a Club Membership Right to Use Interval or a Club Membership Fee Simple Interval, with respect to each other Development with respect to which the holder of such an Interval has rights, on the date the Purchaser acquires an interest in such Purchased Consumer Note Receivable, (i) there shall be no Hazardous Materials on, under, or affecting the Land or any other real property or personal property comprising such Development, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction, (ii) there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from such Development or in such proximity thereto as to create a material risk of contamination of any of the Applicable Underlying Purchased Note Collateral, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction, and (iii) there is no friable asbestos within the Units, Common Elements, if any, or elsewhere at such Development or, if asbestos is found to be present in any part of such Development, such presence is of a nature or magnitude that is able to be removed by a licensed removal contractor for a guaranteed maximum sum reasonably satisfactory to the Purchaser and its assigns).

                  (181) The Purchaser has received certified copies of all insurance policies and endorsements thereto or other evidence of insurance approved by the Purchaser and its assigns prior to the Purchaser Purchasing such Purchased Consumer

      Note Receivable, in the reasonable discretion of each, with respect to the Applicable Development relating to such Purchased Consumer Note Receivable and such insurance policies and endorsements thereto shall conform in all material respects with the Credit and Collection Policy and customary practice in the timeshare industry in the Applicable Jurisdiction. In addition, the Applicable Underlying Borrower or the Applicable Underlying Seller has obtained and is maintaining or has caused the Applicable Timeshare Owners' Association to obtain and maintain all policies of insurance required by and in accordance with the terms of the Credit and Collection Policy and which are customary in the timeshare industry in the Applicable Jurisdiction.

                  (182) The related Applicable Underlying Seller is an Eligible Developer.

                  (183) Such Purchased Consumer Note Receivable was purchased by the Seller pursuant to an Eligible Developer Sale Agreement.

                  (184) Neither the related Applicable Underlying Seller nor the related Applicable Underlying Guarantor, if any, is an Affiliate of the Seller, Equivest or the Purchaser and the Development related to such Purchased Consumer Note Receivable is not directly or indirectly owned in whole or in part by an Affiliate of the Seller, Equivest or the Purchaser.

            "Eligible Purchased Presale Consumer Note Receivable" means a Purchased Consumer Note Receivable which constitutes a Presale Consumer Note Receivable that satisfies each of the criteria for an Eligible Purchased Consumer Note Receivable (other than the criteria of such definition set forth in paragraph (m), paragraph (s), subclauses (i) and (ii) of paragraph (y), paragraph (yy), paragraph (hhh) and, solely to the extent that the requirements thereof would require the recordation of an Interval Mortgage, paragraphs (kk),
(ll) and (ggg) thereof) and that additionally satisfies each of the following criteria:

            (a) (i) All sales and financing documents relating to such Presale Consumer Note Receivable have been executed and delivered to the Seller,
      (ii) there are no conditions or requirements for the escrow of Consumer deposits or payments required under applicable law or contract relating to the sale which is the subject of such Presale Consumer Note Receivable and
      (iii) all conditions and requirements with respect to such sale have been completed other than the issuance of the certificate of occupancy for the building in which the Unit related to the applicable Interval is located.

            (b) Such Presale Consumer Note Receivable will meet the criteria set forth in paragraph (m), paragraph (s), subclauses (i) and (ii) of paragraph (y), paragraph (yy), paragraph (hhh), paragraph (kk), paragraph
      (ll) and paragraph (ggg) in the defined term Eligible Purchased Consumer Note Receivable at the closing of the Interval to which such Presale Consumer Note Receivable relates, which closing shall take place in accordance with the purchase contract for that Interval, but in any event no later than two years from the date of the purchase contract.

            (c) The related Applicable Underlying Seller shall have posted and shall maintain completion and performance bonds in amounts satisfactory to complete the related Development and in form and substance satisfactory to the Seller and the Purchaser.

            (d) The documentation related to such Presale Consumer Note Receivable shall require the Consumer to make periodic payments of principal and interest on such Presale Consumer Note Receivable prior to the closing of the Interval to which such Presale Consumer Note Receivable relates.

            (e) If such Presale Consumer Note Receivable relates to the Surrey Development, the Outstanding Principal Balance of such Presale Consumer Note Receivable, together with the aggregate Outstanding Principal Balance of all other Presale Consumer Note Receivables relating to the Surrey Development which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either Borrower Receivables Purchase Agreement, does not exceed an amount equal to 8% of the Eligible Receivables Balance (or such lesser percentage as is consistent with a "BBB" rated timeshare securitization financing, as determined by either or both Rating Agencies).

            (f) If such Presale Consumer Note Receivable relates to one or more Developments other than Surrey Development, the Outstanding Principal Balance of such Presale Consumer Note Receivable, together with the aggregate Outstanding Principal Balance of all other Presale Consumer Note Receivables not relating to the Surrey Development which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either Borrower Receivables Purchase Agreement, does not exceed an amount equal to 2.5% of the Eligible Receivables Balance.

            (g) If such Presale Consumer Note Receivable relates to a Development other than the Surrey Development, the Outstanding Principal Balance of such Presale Consumer Note Receivable, together with the aggregate Outstanding Principal Balance of all other Presale Consumer Note Receivables relating to the same Development which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either Borrower Receivables Purchase Agreement, does not exceed an amount equal to $500,000.

            (h) Such Presale Consumer Note Receivable is executed by a resident of the United States or if not, the Outstanding Principal Balance thereof, together with the aggregate Outstanding Principal Balance of all other Consumer Note Receivables (as defined in the RLSA) owing by Consumers that are not residents of the United States and which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either of the Borrower Receivables Purchase Agreements, shall not exceed an amount equal to 2.5% of the Eligible Receivables Balance.

            (i) Upon the Purchase of such Presale Consumer Note Receivable, not more than 20% of the Eligible Receivables Balance shall relate to any one Eligible Developer (as defined in the RLSA) which is not a wholly-owned subsidiary of Equivest.

            (j) Upon the Purchase of such Presale Consumer Note Receivable (but only if such Presale Consumer Note Receivable relates to a Fractional Interval), the Outstanding Principal Balance thereof, together with the aggregate Outstanding Principal Balance of all other Consumer Note Receivables (as defined in the RLSA) owing by Consumers relating to Fractional Intervals and which constitute a Receivable (as defined in the RLSA) or collateral security for a Receivable (as defined in the RLSA) purchased by the Purchaser under either of the Borrower Receivables Purchase Agreements, shall not exceed an amount equal to 5.00% of the Eligible Receivables Balance.

            (k) Upon the Purchase of such Presale Consumer Note Receivable, not more than 10% of the Eligible Receivables Balance shall relate to any one Eligible Development (as defined in the RLSA).

            (l) Upon the Purchase of such Presale Consumer Note Receivable, not more than 20% (or 40%, in the case of Florida) of the Eligible Receivables Balance shall relate to Developments (as defined in the RLSA) in any one state.

            "Eligible Receivable" means, at any time, an Eligible Developer Note Receivable, an Eligible Purchased Consumer Note Receivable or an Eligible Purchased Presale Consumer Note Receivable.

            "Other Conveyed Property" means, with respect to any Receivable, all of the Seller's right, title and interest in, to and under:

                  (1) all Underlying Guaranties, Applicable Underlying Loan
            Collateral (in the case of a Developer Note Receivable) (including Pledged Consumer Note Receivables), Applicable Underlying Purchased Note Collateral (in the case of a Purchased Consumer Note Receivable), all other Collateral related thereto and all other collateral security and guaranties securing or guaranteeing any or all of such Receivable;

                  (2) all Related Security related thereto;

                  (3) all  Collections and other monies due and to become due in respect thereof and any security therefor;

                  (4) the Assigned Documents to the extent related thereto,
            including, in each case, without limitation, all monies due and to become due under or in connection therewith, and all legal opinions delivered or rendered in connection with such Receivable or any item included in clauses (a) through (d) of this definition or any transaction related to any of the foregoing;

                  (5) the Pledged Developer Note Receivable File and Pledged
            Consumer Note Receivable Files for all Pledged Consumer Note Receivables securing same (in the case of a Developer Note Receivable) or the Pledged Purchased Consumer Note Receivable File and Eligible Pledged Developer Sale

            Agreement File (in the case of a Purchased Consumer Note Receivable) related thereto;

                  (6) the related Hypothecation Agreement or other loan
            agreement (in the case of a Developer Note Receivable) or Eligible Developer Sale Agreement or other sale agreement (in the case of a Purchased Consumer Note Receivable), in each instance to the extent relating to such Receivable, including the rights and remedies of the Seller with respect to any representations, warranties, covenants, repurchase obligations, indemnities and other agreements of the Applicable Underlying Borrower or Applicable Underlying Seller, as appropriate, with respect to such Receivable;

                  (7) the documents, books, records and other information
            (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) and other Records related thereto or related to the obligors thereon;

                  (8) all Liquidation Proceeds related thereto;

                  (9) all UCC financing  statements filed with respect to any of the foregoing;

                  (10) all environmental  reports with respect to any portion of a Development related to such Receivable;

                  (11) any and all other property in which any interest was
            assigned or transferred to the Seller by the Applicable Underlying Borrower or the Applicable Underlying Seller securing, guaranteeing or otherwise relating to or in connection with such Receivable; and

                  (12) all proceeds of the foregoing property described in
            clauses (a) through (k) above, including interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, or on account of, the sale or other disposition of such Receivable.

            "Pledged Consumer Note Receivable" means, with respect to an Applicable Underlying Loan, a Consumer Note Receivable in which an Applicable Underlying Borrower has granted to the Seller a first priority perfected security interest pursuant to the Applicable Underlying Loan Documents relating to such Applicable Underlying Loan.

            "Purchase" means a purchase by the Purchaser of Receivables from the Seller pursuant to Section 2.1.

            "Purchased Consumer Note Receivable" means a Consumer Note Receivable that was sold to the Seller by an Applicable Underlying Seller.

            "Purchase Date" has the meaning specified in Section 2.1(b).

            "Purchase Price" means, with respect to any Receivable that is the subject of a Purchase hereunder, an amount equal to the Outstanding Principal Balance of such Receivable on the Purchase Date therefor minus the Discount with respect to such Receivable.

            "Purchaser" has the meaning specified in the Preamble.

            "Purchase Request Notice" has the meaning specified in Section
2.1(b).

            "Qualified Loan" means an Applicable Underlying Loan made to an Eligible Developer in connection with an Eligible Development which satisfies the Credit and Collection Policy in all material respects.

            "Receivable" means a Developer Note Receivable or a Purchased Consumer Note Receivable.

            "RLSA" means the Receivables Loan and Security Agreement, dated as of the date hereof, by and among the Purchaser, the Seller, as Servicer, DG Bank Deutsche Genossenschaftsbank AG, as Agent, the Lenders named therein, U.S. Bank Trust National Association, as the Custodian, and Sage Systems, Inc., as the Backup Servicer, as amended or restated from time to time pursuant to the terms thereof.

            "Schedule of Receivables" means the schedule of all Receivables sold pursuant to this Agreement which is attached hereto as Schedule A, as amended from time to time pursuant to the terms hereof.

            "Seller" has the meaning specified in the Preamble.

            "Seller Repurchase Event" means, with respect to any Receivable, the occurrence of a breach of any of the Seller's representations or warranties under Section 4.1(a) or (o) with respect to such Receivable or any related Other Conveyed Property.

            "Subordinated Note" means the Purchaser's Deferred Purchase Price
Note in the form of Exhibit B attached hereto, as the same may be amended, restated, supplemented or otherwise modified from time to time, evidencing the Deferred Purchase Price outstanding from time to time.

            SECTION 1.3 Certain References. For the purposes of this Agreement, all references in those definitions in the RLSA set forth below to (i) the terms "The Agent", "the Agent", "the Agent (for the benefit of the Lender)", "the Agent, on behalf of the Lender", "the Agent and the Lender", "the Lender", or other words or phrases of like import shall mean and be a reference to "the Purchaser (or its assignees or designees)", (ii) any approvals or consents with respect to any documentation as a condition precedent to any "Loans hereunder..." shall mean and be a reference to any approvals or consents with respect to any documentation as a condition precedent to any "Purchases hereunder", (iii) the term "Pledged Receivable" shall mean and be a reference to the term "Receivable" as defined herein and (iv) the terms "Pledged Consumer Note

Receivable", "Pledged Developer Note Receivable" and "Pledged Purchased Consumer Note Receivable" shall mean and be a reference to the terms "Pledged Consumer Note Receivable", "Developer Note Receivable" and "Purchased Consumer Note Receivable", respectively, as defined herein:

"Applicable Timeshare Documents"
"Applicable Underlying Loan Documents"
"Applicable Underlying Purchase Documents"
"Collections"
"Defaulted Receivable"
"Delinquent Receivable"
"Eligible Developer Sale Agreement"
"Eligible Developer Sale Agreement File"
"Eligible Development"
"Permitted Liens and Encumbrances"
"Pledged Consumer Note Receivable File"
"Pledged Developer Note Receivable File"
"Pledged Purchased Consumer Note Receivable File"

            Without limiting the foregoing, if any definition in the RLSA used herein refers to (i) assets, property or documentation being pledged or assigned by the Purchaser to the Agent, for the benefit of the Lender, or other words or phrases of like import, for purposes of this Agreement, such definition shall, to the extent the context requires, refer to such assets, property or documentation prior to such pledge or assignment or to such assets, property or documentation being purchased or assigned by the Seller to the Purchaser hereunder and (ii) persons, documents or other items being acceptable or satisfactory to, or being subject to the consent or approval of, the Agent or the Lender or both or other words or phrases of similar import, for purposes of this Agreement, such definition shall, to the extent the context requires, refer to such persons, documents or other items being acceptable or satisfactory to, or being subject to the consent or approval of, the Purchaser (or its assignees or designees). Further, any reference herein to any of the terms "Pledged Consumer Note Receivable File", "Pledged Developer Note Receivable File", "Pledged Purchased Consumer Note Receivable File" or "Receivable File" shall mean a reference to such respective terms as defined in the RLSA but excluding any Assignment Documents which provide for the pledge by the Purchaser to the Agent, for the benefit of the Lender, of the Purchaser's interest in any collateral securing any Pledged Consumer Note Receivable, Purchased Consumer Note Receivable or Developer Note Receivable (other than any Pledged Consumer Note Receivables securing such Developer Note Receivable).

                                   ARTICLE II

                          CONVEYANCE OF THE RECEIVABLES
                         AND THE OTHER CONVEYED PROPERTY

            SECTION 1.4 Conveyance of the Receivables and the Other Conveyed Property.

            (1) Subject to the terms and conditions of this Agreement, from time to time on and after the date of this Agreement, the Seller may, at its option, sell, transfer, assign and otherwise convey to the Purchaser, without recourse (except to the extent specifically provided in Sections 4.2 or 6.1 hereof; it being understood and agreed, however, that the Seller has other obligations and liabilities hereunder in addition to those under such Sections), and the Purchaser may, at its option, purchase from the Seller, all right, title and interest of the Seller in, to and under (i) Receivables designated by the Seller from time to time and (ii) all Other Conveyed Property with respect thereto. It is the express intention of the Seller and the Purchaser that the sales, transfers, assignments and conveyances contemplated by this Agreement shall constitute sales of such Receivables and Other Conveyed Property with respect thereto from the Seller to the Purchaser (and not loans by the Purchaser to the Seller secured by such Receivables and related Other Conveyed Property), conveying good title thereto free and clear of any Liens (other than, in the case of the Purchaser's security interest in any Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral for such Receivables which constitutes real property, Permitted Liens and Encumbrances on such real property), which sales, transfers, assignments and conveyances are, subject to the terms hereof, absolute and irrevocable and provide the Purchaser with the full benefits of ownership of such Receivables and Other Conveyed Property, and such Receivables and Other Conveyed Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy or similar law. Except for (i) the Seller's repurchase obligations set forth in Section 6.1 and (ii) the Seller's obligations and liabilities with respect to the representations, warranties, covenants, indemnities and other agreements made by the Seller under or pursuant to the terms of this Agreement, each transfer of Receivables and the related Other Conveyed Property hereunder is made without liability to the Seller; provided, that such transfer does not constitute, and is not intended to result in, an assumption by the Purchaser or any assignee thereof of any obligation of the Seller or any other Person arising in connection with the Receivables or related Other Conveyed Property.

            (2) Each Purchase (including the initial Purchase) from the Seller shall be made on at least two Business Days' prior written notice from the Seller to the Purchaser, provided that such request is received by the Purchaser no later than 1:00 P.M. (New York City time) on the Business Day of receipt. Each such request for a Purchase (each a "Purchase Request Notice") shall specify the date of such Purchase (which shall be a Business Day) and the proposed Purchase Price for such Purchase. The Purchaser shall promptly notify the Seller whether it has determined to make such Purchase. Each Purchase Request Notice made by the Seller shall be irrevocable and binding on the Seller, and the Seller shall indemnify the Purchaser against any loss or expense incurred by it as a result of any failure by the Seller to complete such Purchase, including, without limitation, any loss or expense incurred by reason of the Purchaser having agreed to borrow monies under the RLSA to purchase the Receivables which are the subject of such Purchase Request Notice. On the date of each Purchase (each a "Purchase Date"), the Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, pay the Purchase Price for such Purchase in the manner provided in Section 2.1(c). Each delivery of a Purchase Request Notice shall be accompanied by an updated Schedule of Receivables, which schedule shall be attached hereto as Schedule A and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

            (3) The Purchase Price paid for any Receivables that are the subject of any Purchase hereunder shall be determined on or prior to the date of such Purchase and shall be paid on the Purchase Date therefor by means of either of the following, or a combination thereof, as mutually agreed upon by the parties hereto: (i) a deposit in same day funds to the Seller's account designated by the Seller or
(ii) an increase in the Deferred Purchase Price (subject at all times to the limitations contained in the definition thereof), which Deferred Purchase Price is evidenced by the Subordinated Note.

            (4) On each Purchase Date hereunder, after giving effect to the Purchase on such date, the Purchaser shall own all Receivables identified as being sold to the Purchaser under this Section 2.1 as of such date (including Receivables previously sold by the Seller to the Purchaser hereunder). The Purchase of any Receivable hereunder shall include all Other Conveyed Property with respect to such Receivable. The Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in such sold Receivables or Other Conveyed Property. Except as expressly provided otherwise herein or in the related Assignment or Assignment Documents, the Purchaser shall not, in connection with any Purchase hereunder, assume any obligations or liabilities of the Seller under or with respect to any Receivables or any Other Conveyed Property; provided that in no event shall the Purchaser assume any obligations or liabilities of the Seller to fund or make any loans under any loan agreement between the Seller and a Developer or to purchase any receivables, instruments or other debt obligations under any purchase agreement between the Seller and a Developer, and the Seller shall retain such obligations and liabilities.

            (5) Until the occurrence of a Servicer Default and the replacement of the Seller as Servicer pursuant to the terms of the RLSA, the Seller, as Servicer, shall conduct the servicing, administration and collection of the Receivables transferred hereunder and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect such Receivables, from time to time, all in accordance with the terms of the RLSA. In accordance with the Custodial Agreement, certain documents relating to Receivables sold hereunder shall be delivered to and held in trust by the Custodian for the benefit of the Purchaser and its assignees, and the Purchaser hereby instructs the Seller to so deliver such documents to the Custodian. Such delivery to the Custodian of such documents and the possession thereof by the Custodian is at the will of the Purchaser and its assignees and in a custodial capacity for their benefit only.

            (6) On each Purchase Date, the Seller shall deliver to the Custodian on behalf of the Purchaser and any assignee thereof each item contained in the Receivable Files of, and any other chattel paper and instruments (as each term is defined in the UCC) representing or evidencing, any of the Receivables being sold on such Purchase Date or the Other Conveyed Property related thereto.

            SECTION 1.5 Collections. (a) Unless otherwise agreed (pursuant to the RLSA or otherwise), the Seller (as Servicer or otherwise) shall, within two Business Days after receipt thereof, deposit into the Collection Account, all Collections of Receivables purchased by the Purchaser hereunder then held by the Seller (and until so deposited, such Collections shall be held in trust by the Seller for the benefit of the Purchaser and its assigns).

            (1) On each Remittance Date, the Purchaser shall pay to the Seller accrued interest on the Deferred Purchase Price and the Purchaser may, at its option, prepay in whole or in part the principal amount of the Deferred Purchase Price; provided that each such payment shall be made solely from (i) Collections of Receivables purchased by the Purchaser hereunder after all other amounts then due from the Purchaser under the RLSA have been paid in full and all amounts then required to be set aside by the Purchaser or the Servicer under the RLSA have been so set aside or
(ii) excess cash flow from operations of the Purchaser which is not required to be applied to or set aside for the payment of other obligations of the Purchaser; and provided further, that no such payment shall be made at any time when an Event of Default, Early Amortization Event or an event, act or condition that but for notice or lapse of time or both would constitute an Event of Default or Early Amortization Event shall have occurred and be continuing or would result therefrom. At such time following the Collection Date when all Loans, Yield and other amounts owed by the Purchaser under the RLSA shall have been paid in full and all commitments of the Lender to provide any financial accommodations to the Purchaser under the RLSA shall have terminated, the Purchaser shall apply, on each Remittance Date, all Collections of Receivables purchased by the Purchaser hereunder received by the Purchaser pursuant to
Section 2.2(a) (and not previously distributed) first to the payment of accrued interest on the Deferred Purchase Price, and then to the reduction of the principal amount of the Deferred Purchase Price.

            SECTION 1.6 Payments and Computations, Etc. (a) All amounts to be paid by the Seller (whether as Servicer or otherwise) under this Agreement to the Purchaser or its assignee shall be paid or deposited as promptly as possible on the day when due in same day funds to the Collection Account.

            (1) The Seller shall, to the extent permitted by applicable law, pay to the Purchaser or its assignee interest on any amount not paid or deposited by the Seller (whether as Servicer or otherwise) when due hereunder at an interest rate per annum equal to 2% above the Base Rate, payable on demand.

            (2) All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

            SECTION 1.7 Transfer of Records to Purchaser. Each Purchase of Receivables hereunder shall include the transfer to the Purchaser of all of the Seller's right, title and interest in and to the records relating to such Receivables and the related Other Conveyed Property and shall include an irrevocable non-exclusive license to the use of the Seller's computer software system to access and create such records. Such license shall be without royalty or payment of any kind, is coupled with an interest, and shall be irrevocable until all of the Receivables purchased hereunder are either collected in full or become Defaulted Receivables.

            The Seller shall take such action reasonably requested by the Purchaser, from time to time hereafter, that may be necessary or appropriate to ensure that the Purchaser has an enforceable ownership interest in the records relating to the Receivables purchased by it hereunder and the related Other Conveyed Property and rights (whether by ownership, license or sublicense) to the use of the Seller's computer software system to access and create such records.

            In recognition of the Seller's need to have access to the records transferred to the Purchaser hereunder, the Purchaser hereby grants to the Seller an irrevocable license to access such records in connection with any activity arising in the ordinary course of the Seller's business or in performance of its duties as Servicer, provided that (i) the Seller shall not disrupt or otherwise materially interfere with the Purchaser's use of and access to such records during such license period and (ii) the Seller consents to the assignment and delivery of the records (including any information contained therein relating to the Seller or its operations) to any assignees or transferees of the Purchaser provided they agree to hold such records confidential.

            SECTION 1.8 Characterization. If, notwithstanding the intention of the parties expressed in Section 2.1(a), any sale by the Seller to the Purchaser of Receivables and related Other Conveyed Property hereunder shall be characterized as a secured loan and not a sale or, such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that each sale of Receivables and related Other Conveyed Property hereunder shall constitute a true sale thereof, the Seller hereby grants to the Purchaser a duly perfected security interest in all of the Seller's right, title and interest in, to and under all Receivables intended by the parties to be conveyed to the Purchaser pursuant to Section 2.1 and the Other Conveyed Property related thereto, now existing or hereafter arising.

                                   ARTICLE III

                               CONDITIONS OF SALE

            SECTION 1.9 Conditions Precedent to the Initial Purchase. The initial Purchase hereunder is subject to the condition precedent that the Purchaser shall have received on or before the date of the initial Purchase under this Agreement, in form and substance reasonably satisfactory to the
Purchaser:

                  (1) a Purchase Request Notice executed by the Seller with
            respect thereto and an Assignment executed by the Seller and setting forth the Receivables and the Other Conveyed Property with respect thereto to be sold on the date of the initial Purchase under this Agreement;

                  (2) a certified copy of the resolutions duly adopted by the
            Board of Directors of the Seller approving this Agreement, the Assignments and the other documents to be delivered by it hereunder and the transactions and matters contemplated hereby and thereby;

                  (3) the certificate of incorporation, as amended, of the
            Seller, certified by the Secretary of State of Delaware, dated as of a recent date prior to the date hereof;

                  (4) a good standing certificate for the Seller issued by the
            Secretary of State of Delaware, dated not earlier than 20 days prior to the date hereof;

                  (5) a copy of the Seller's bylaws, as amended, certified by its Secretary or Assistant Secretary or by such other person as is authorized to do so by such bylaws;

                  (6) a certificate of the Secretary or Assistant Secretary or by such other person as is authorized to do so by the bylaws of the Seller certifying (x) the names and true signatures of the officers authorized on its behalf to sign this Agreement, the Assignments, and the other documents to be delivered by it hereunder (on which certificate the Purchaser and its assigns may conclusively rely until such time as the Purchaser shall receive from the Seller a revised certificate meeting the requirements of this subsection
            (vi)), (y) that all representations and warranties made by the Seller in this Agreement are true and correct in all material respects and that the Seller is in compliance with each of its covenants and other agreements set forth herein and (z) that the certificate of incorporation of the Seller delivered to the Purchaser under clause (iii) above has not been amended, modified or supplemented and is in full force and effect;

                  (7) copies of proper financing statements (on Form UCC-1)
            naming the Seller as the assignor of the Receivables and the Other Conveyed Property related thereto purchased pursuant to this Agreement and the Purchaser as assignee, or other similar instruments or documents, in form and substance sufficient for filing under the UCC or any comparable law of any and all jurisdictions as may be necessary or, in the opinion of the Purchaser or any assignee thereof, desirable to perfect the Purchaser's ownership interest in all Receivables and the Other Conveyed Property related thereto purchased pursuant to this Agreement;

                  (8) copies of properly executed termination statements or
            statements of release (on Form UCC-3) or other similar instruments or documents, if any, in form and substance satisfactory for filing under the UCC or any comparable law of any and all jurisdictions as may be necessary or, in the opinion of the Purchaser and its assigns, desirable to release all security interests and similar rights of any Person in the Receivables and Other Conveyed Property related thereto purchased pursuant to this Agreement previously granted by the Seller;

                  (9) certified copies of requests for information or copies (on
            Form UCC-11) (or a similar search report certified by a party acceptable to the Purchaser and any assignee thereof), dated a date reasonably near and prior to the date of such initial conveyance, listing all effective financing statements and other similar instruments and documents including those referred to above in subsections (vii) and (viii) which name the Seller (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which filings are to be made pursuant to such subsections (vii) and (viii) above, together with copies of such financing statements, none of which, except those filed pursuant to subsections (vii) and (viii), above, shall cover any Receivables or Other Conveyed Property related thereto purchased pursuant to this Agreement;

                  (10) any necessary third party consents to the closing of the transactions contemplated hereby, in the form and substance satisfactory to the Purchaser; and

                  (11) favorable opinions of Baker & Hostetler LLP, counsel to the Seller, and Dorsey & Whitney LLP, Minnesota counsel to the Seller, with respect to such matters as the Purchaser or any assignee thereof may reasonably request. (1)

            SECTION 1.10 Conditions Precedent to All Purchases. The obligation of the Purchaser to pay for each Receivable and the Other Conveyed Property related thereto on each Purchase Date (including the initial Purchase Date) shall be subject to the further conditions precedent that on such Purchase Date:

            (1) The following statements shall be true:

                  (1) the representations and warranties of the Seller contained in Section 4.1 shall be correct on and as of such Purchase Date in all material respects, before and after giving effect to the Purchase to take place on such Purchase Date, as though made on and as of such date; and

                  (2) the Seller is in compliance in all material respects with each of its covenants and other agreements set forth herein.

            (2) The Purchaser shall have received an Assignment, dated the date of such Purchase Date, executed by the Seller, listing each Receivable and Other Conveyed Property with respect thereto being sold on such Purchase Date and designating each such Receivable as an Eligible Receivable.

            (3) The Seller shall have delivered to the Custodian on behalf of the Purchaser and any assignee thereof a copy of the Assignment described in clause (b) above for such Purchase Date, together with each item contained in the Receivable Files of, and any other chattel paper and instruments (as each term is defined in the UCC) representing or evidencing, any of the Receivables being sold on such Purchase Date or the Other Conveyed Property related thereto.

            (4) The Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Purchaser, as the Purchaser or any assignee thereof may reasonably request.

            (5) There shall have been no Material Adverse Effect.

            (6) (A) The Seller shall have timely delivered to the Purchaser a Purchase Request Notice appropriately completed and executed by the Seller, (B) the Seller shall have delivered to the Purchaser an Officer's Certificate from the Seller certifying that (1) the Seller has delivered or caused to have been delivered to the Custodian a copy of the Assignment related to the Receivables being Purchased hereunder on such Purchase Date, together with (i) the Pledged Developer Note Receivable File with respect to the Developer Note Receivables being Purchased hereunder on such Purchase Date, (ii) the Pledged Consumer Note Receivable File with respect to each Pledged Consumer Note Receivable in which the Purchaser is acquiring an interest hereunder on such Purchase Date, (iii) the Pledged Purchased Consumer Note Receivable File with respect to each Purchased Consumer Note Receivable being Purchased hereunder on such Purchase Date, and (iv) the Eligible Developer Sale Agreement File with respect to each Eligible Developer Sale Agreement or other sale agreement pursuant to which any Purchased Consumer Note Receivable being Purchased hereunder on such Purchase Date was sold to the Seller, (2) the Developer Note Receivables and all related Pledged Consumer Note Receivables and/or the Purchased Consumer Note Receivables related to or constituting the Receivables being Purchased hereunder on such Purchase Date are duly endorsed or otherwise duly assigned by the Seller to the Purchaser and (3) the Developer Mortgages, if applicable, and Interval Mortgages, if applicable, related to each Receivable being Purchased hereunder on such Purchase Date, assignments thereof by the Applicable Underlying Borrower or Applicable Underlying Seller to the Seller and assignments thereof by the Seller to the Purchaser have all been duly recorded in the appropriate recording offices, and (C) the Custodian has delivered to the Purchaser by 11:30 A.M. (New York City time) on such Purchase Date, a Receipt from the Custodian confirming that, inter alia, the Receivable Files received on such Purchase Date conform with the Assignment delivered to the Custodian on such Purchase Date.

            (7) The Seller shall have taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority perfected security interest to exist in its favor in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other Collateral related to each Receivable (and the proceeds thereof) being Purchased hereunder on such Purchase Date and immediately prior to the Purchase of such Receivables by the Purchaser hereunder, there shall have existed in favor of the Seller as secured party, a valid, subsisting and enforceable first priority perfected lien in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other such Collateral related to such Receivable (and the proceeds thereof), and such security interest is and shall be prior to all other liens (other than Permitted Liens and Encumbrances) upon and security interests in such Applicable Underlying Loan Collateral, Applicable Underlying Purchased Note Collateral and other such Collateral (and the proceeds thereof) that now exist or may hereafter arise or be created; provided, that, any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage.

            (8) The Seller shall have taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority perfected ownership interest to exist in favor of the Purchaser in the Receivables being Purchased hereunder on such Purchase Date and in all right, title and interest of the Seller in, to and under the Other Conveyed Property related thereto (and the proceeds thereof) and immediately prior to the Purchase of such Receivables by the Purchaser, there shall have existed in favor of the Seller as secured party, a valid, subsisting and enforceable first priority ownership interest in such Receivables and Other Conveyed Property related thereto (and the proceeds thereof) which ownership interest is free of all liens and security interests.

            (9) The Seller shall have taken all steps necessary under all applicable law in order to cause to exist in favor of the Purchaser a first priority perfected security interest in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other Collateral related to each Receivable (and the proceeds thereof) being Purchased hereunder on such Purchase Date (subject, in the case of the security interest in any Applicable Underlying Loan Collateral, Applicable Underlying Purchased Note Collateral or other Collateral for such Receivable which constitutes real property, to Permitted Liens and Encumbrances on such real property) and upon the Purchase of such Receivables by the Purchaser, there shall exist in favor of the Purchaser, as secured party, a valid, subsisting and enforceable first priority perfected security interest in the Applicable Underlying Loan Collateral, the Applicable Underlying Purchased Note Collateral and all other Collateral related to each Receivable (and the proceeds thereof) being Purchased hereunder on such Purchase Date (subject, in the case of the security interest in any Applicable Underlying Loan Collateral, Applicable Underlying Purchased Note Collateral or other Collateral for such Receivable which constitutes real property, to Permitted Liens and Encumbrances on such real property) and such security interest is and shall be prior to all other liens upon and security interests therein that now exist or may hereafter arise or be created (other than Permitted Liens and Encumbrances as aforesaid).

            (10) The Pledged Consumer Note Receivables and all related Pledged Developer Note Receivables and the Purchased Consumer Note Receivables, in each instance, constituting or related to each Receivable being Purchased hereunder on such Purchase Date shall have been duly endorsed or otherwise duly assigned by the Seller to the Purchaser and delivered to the Custodian.

            (11) All Interval Mortgages related to each Receivable being Purchased hereunder on such Purchase Date and assignments thereof from the Applicable Underlying Borrower or the Applicable Underlying Seller to the Seller and from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws. All Developer Mortgages related to each Receivable being Purchased hereunder on such Purchase Date and assignments thereof from the Seller to the Purchaser shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws. All Interval Mortgages, if applicable, and Developer Mortgages, if applicable, assigned to the Purchaser hereunder must have evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required.

            (12) The Seller shall have delivered or caused to have been delivered to the Custodian a copy of the Assignment related to the Receivables being Purchased hereunder on the related Purchase Date, together with (i) the Pledged Developer Note Receivable File with respect to each Developer Note Receivable being Purchased hereunder on such Purchase Date, (ii) the Pledged Consumer Note Receivable File with respect to each Pledged Consumer Note Receivable in which the Purchaser is acquiring an interest hereunder on such Purchase Date, (iii) the Pledged Purchased Consumer Note Receivable File with respect to each Purchased Consumer Note Receivable being Purchased hereunder on such Purchase Date and (iv) the Eligible Developer Sale Agreement File with respect to each Eligible Developer Sale Agreement or other sale agreement pursuant to which any Purchased Consumer Note Receivable being Purchased hereunder on such Purchase Date was sold to the Seller.

            (13) [Intentionally Omitted].

            (14) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the Purchase of any Receivables or related Other Conveyed Property on such Purchase Date in accordance with the provisions hereof.

            (15) To the extent not provided above, all Assignment Documents with respect to the Receivables and related Other Conveyed Property being Purchased hereunder on such Purchase Date shall have been duly executed and delivered by the Seller and such Assignment Documents, to the extent applicable, shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws.

            (16) As to each Receivable to be Purchased hereunder on such Purchase Date, the Purchaser shall have received an Officer's Certificate from the Seller certifying that:

                  (1) It has received no notice of any asserted or threatened defense, offset, counterclaim, discount, or allowance in respect of any Receivables or related Other Conveyed Property being Purchased hereunder on such Purchase Date; and

                  (2) It has received such additional items as the Purchaser shall reasonably require, including, without limitation, an aging report and delinquency reports of any Receivables or related Other Conveyed Property being Purchased hereunder on such Purchase Date.

            (17) The following conditions shall have been satisfied:

                  (1) Applicable Underlying Documents. With respect to any
            Receivables to be Purchased on such Purchase Date consisting of Developer Note Receivables, the Applicable Underlying Borrower and the Applicable Underlying Guarantor (if any) have executed and delivered to the Seller the Applicable Underlying Loan Documents. With respect to any Receivables to be Purchased on such Purchase Date consisting of Purchased Consumer Note Receivables, the Applicable Underlying Seller and the Applicable Underlying Guarantor (if any) have executed and delivered to the Seller the Applicable Underlying Purchase Documents.

                  (2) Developer Title Policies, Etc. If applicable, with respect to any Receivables to be Purchased on such Purchase Date consisting of Developer Note Receivables secured in whole or in part by Consumer Note Receivables related to Right to Use Intervals and with respect to any Receivables to be Purchased on such Purchase Date consisting of Purchased Consumer Note Receivables related in whole or in part to Right to Use Intervals, the Applicable Underlying Borrower or Applicable Underlying Seller has delivered to the Servicer an ALTA extended coverage lender's policy of title insurance insuring in favor of the Applicable

            Underlying Borrower or Applicable Underlying Seller and the Seller, together with their successors and assigns, including but not limited to the Purchaser, that good and marketable title in and to the related Applicable Development is vested in the Applicable Underlying Borrower or Applicable Underlying Seller, without exception for filed or unfiled mechanics' liens or claims or (if a Survey with respect to the related Applicable Development was required pursuant to the terms of this Agreement or if such Survey was conducted for any other reason) for matters that an accurate Survey would disclose, subject only to Permitted Liens and Encumbrances (the "Developer Title Policy") and such Developer Title Policy shall be issued by a title insurance company reasonably satisfactory to the Purchaser and assigns in all respects (the "Title Insurance Company"). It is understood by the parties hereto that if a Developer Title Policy can not be obtained with respect to a Development located in a jurisdiction outside of the United States, a similar title policy, if available, may be obtained in lieu thereof.

Each Developer Title Policy shall contain such affirmative coverage as the Seller deems reasonably necessary, including but not limited to an affirmative statement that the Developer Title Policy insures the Applicable Underlying Borrower or Applicable Underlying Seller and the Seller, together with their successors and assigns, including but not limited to the Purchaser, against all mechanics' and materialmen's liens arising from or out of construction of the Applicable Development, and shall contain endorsements in form and content acceptable to the Seller: (A) insuring against matters that would be disclosed on an accurate Survey of the Land if a Survey with respect to the related Applicable Development was required pursuant to the terms of this Agreement or if such Survey was conducted for any other reason; (B) insuring that no building restriction or similar exception to title disclosed on the Developer Title Policy has been violated and that any violation thereof would not create or result in any reversion, reverter or forfeiture of title; (C) if available, with respect to zoning in the form typically issued in the Applicable Jurisdiction; and (D) if available, insuring over any environmental superlien or similar lien upon all or any portion of the Applicable Development. Such Developer Title Policy shall provide that the Seller shall receive an endorsement to the Developer Title Policy on the date of each advance of the Applicable Underlying Loan or on the date of each Applicable Underlying Purchase: (A) indicating that since the date of the immediately preceding advance or purchase there has been no change in the state of title and no mechanics' or materialmen's lien, claim, or lien or similar notice has been filed against the Development covered by such Developer Title Policy; (B) updating the Developer Title Policy to the date of such advance or purchase; and (C) increasing the coverage of the Developer Title Policy by an amount equal to the amount of such advance or the purchase price with respect to such purchase if the Developer Title Policy does not by its own terms provide for such an increase. The condition of title to all Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral, as applicable, must be satisfactory to the Purchaser or assigns in all respects, in its reasonable discretion, as a condition precedent to the Purchase of the relevant Receivables.

                  (3) Interval Title Policies. If applicable, with respect to any Receivables to be Purchased on such Purchase Date consisting of Developer Note Receivables secured in whole or in part by Fee Simple

            Intervals and with respect to any Receivables to be Purchased on such Purchase Date consisting of Purchased Consumer Note Receivables related in whole or in part to Fee Simple Intervals, the Applicable Underlying Borrower or Applicable Underlying Seller has delivered to the Servicer one or more ALTA extended coverage lender's policies of title insurance insuring in favor of the Applicable Underlying Borrower or Applicable Underlying Seller and the Seller, together with their successors and assigns, including but not limited to the Purchaser, that good and marketable title in and to each such Fee Simple Interval is vested in the applicable Consumer, without exception for filed or unfiled mechanics' liens or (if a Survey with respect to the related Applicable Development was required pursuant to the terms of this Agreement or if such Survey was conducted for any other reason) claims or for matters that an accurate Survey would disclose, subject only to Permitted Liens and Encumbrances (each such policy, an "Interval Title Policy"). Such Interval Title Policy shall be issued by a Title Insurance Company. It is understood by the parties hereto that if an Interval Title Policy can not be obtained with respect to Intervals related to a Development located in a jurisdiction outside of the United States, a similar title policy, if available, may be obtained in lieu thereof.

            Each such Interval Title Policy shall contain such affirmative coverage as the Seller deems reasonably necessary, including but not limited to an affirmative statement that the Interval Title Policy insures the Applicable Underlying Borrower or Applicable Underlying Seller and the Seller, together with their successors and assigns, including but not limited to the Purchaser, to the extent of their respective interests in the Intervals covered by such Interval Title Policy, against all mechanics' and materialmen's liens arising from or out of construction of the Applicable Development, and shall contain endorsements in form and content acceptable to the Seller:
            (A) insuring against matters that would be disclosed on an accurate Survey of the Land if a Survey with respect to the related Applicable Development was required pursuant to the terms of this Agreement or if such Survey was conducted for any other reason; (B) insuring that no building restriction or similar exception to title disclosed on the Interval Title Policy has been violated and that any violation thereof would not create or result in any reversion, reverter or forfeiture of title; (C) if available, with respect to zoning in the form typically issued in the Applicable Jurisdiction; and (D) if available, insuring over any environmental superlien or similar lien upon all or any portion of the Applicable Development. Such Interval Title Policy shall provide that the Seller shall receive an endorsement to the Interval Title Policy on the date of each new advance of the Applicable Underlying Loan or on the date of each new purchase of a Consumer Note Receivable under the applicable Eligible Developer Sale Agreement: (A) indicating that since the date of the immediately preceding advance or purchase, there has been no change in the state of title and no mechanics' or materialmen's lien, claim, or lien or similar notice has been filed against any Interval that is covered by such Interval Title Policy;
            (B) updating the Interval Title Policy to the date of such new advance or new purchase; and (C) increasing the coverage of the Interval Title Policy (x) to include the Interval or Intervals which secure such new advance or are the subject of such new purchase and
            (y) by an amount equal to the amount of such new advance or the purchase price with respect to such new purchase if the Interval Title Policy does not by its own terms provide for such an increase. The condition of title to all Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral, as applicable, must be satisfactory to the Purchaser or assigns in all respects, in its reasonable discretion, as a condition precedent to the Purchase of the relevant Receivables.

                  (4) Opinions of Applicable Underlying Borrower's and Other's
            Counsel. The Seller has received (and delivered to the Purchaser) from counsel for the Applicable Underlying Borrower, the Applicable Underlying Guarantor, if any, or the Applicable Underlying Seller, as applicable, licensed in the Applicable Jurisdiction and reasonably acceptable to the Purchaser or assigns, legal opinions in substantially the applicable form attached as Exhibit D (it being understood that legal opinions substantially in such form are acceptable to the Purchaser and assigns) to the RLSA or otherwise in form and substance reasonably satisfactory to the Purchaser or assigns, dated as of the date of closing of the Applicable Underlying Loan or the Applicable Underlying Purchase, as applicable, covering such items as may be reasonably required by the Purchaser or assigns, including, without limitation, that the Applicable Underlying Loan Documents or the Applicable Underlying Purchase Documents, as applicable, are valid, binding, and enforceable in accordance with their terms and that they do not violate any applicable usury or other Applicable Laws. The Seller shall use its best efforts to ensure that each such legal opinion shall also be addressed to the Purchaser and assigns and expressly state that it may be relied upon by the Purchaser and assigns for any and all purposes.

                  (5) Applicable Underlying Borrower's and Other's Background
            Documents. Each of the Applicable Underlying Borrower, the Applicable Underlying Guarantor, if any, and the Applicable Underlying Seller, as appropriate, has delivered to the Servicer and the Servicer has approved each of the following:

                        (A) Applicable Underlying Borrower's, Applicable
                  Underlying Guarantor's or Applicable Underlying Seller's Organizational Documents. Copies of the Applicable Underlying Borrower's, Applicable Underlying Guarantor's and Applicable Underlying Seller's, as appropriate, organizational documents, including but not limited to its articles of incorporation, bylaws, partnership agreement, limited liability company agreement and other relevant documents, as applicable, together with any amendments thereto, certified to be true and complete by the Applicable Underlying Borrower's, Applicable Underlying Guarantor's and Applicable Underlying Seller's, as appropriate, Secretary or other authorized representative.

                        (B) Good Standing Certificates. After the date hereof,
                  current good standing certificates issued by the relevant secretaries of state (or similar officials with respect to foreign jurisdictions) for the Applicable Underlying Borrower, the Applicable Underlying Guarantor and the

                  Applicable Underlying Seller, as appropriate and to the extent available in the case of foreign jurisdictions.

                        (C) Resolutions. Certified resolutions of the Applicable
                  Underlying Borrower's, Applicable Underlying Guarantor's and Applicable Underlying Seller's, as appropriate, boards of directors or general partners, as applicable, or such other evidence of authority as is appropriate for the Applicable Underlying Borrower's, Applicable Underlying Guarantor's and Applicable Underlying Seller's, as appropriate, form of business organization, authorizing the execution of all Applicable Underlying Loan Documents, Underlying Guaranties or Applicable Underlying Purchase Documents, as applicable, and the performance of all obligations of the Applicable Underlying Borrower, the Applicable Underlying Guarantor and Applicable Underlying Seller, as appropriate, thereunder.

                        (D) Survey. In the case of any Consumer Note Receivable
                  which is the subject of a Developer Mortgage, an as-built Survey (except, in the case of a Presale Consumer Note Receivable, in which case the Survey shall only have been conducted as to the applicable Land) satisfactory to the Purchaser and (except in the case of Surveys delivered prior to the date hereof) assigns and prepared by a licensed surveyor satisfactory to the Seller, the Purchaser and assigns and the Title Insurance Company in accordance with the Seller's and the Purchaser's and assigns' requirements, of the Applicable Development's Land, showing the location and dimensions of all Units, Common Elements, if any, and other improvements thereto and indicating the routes of ingress and egress for public access to the Applicable Development, all utility lines, walks, drives, recorded or visible easements and rights-of-way on such Land, and showing that there are no encroachments, improvements, projections, or easements (recorded or unrecorded) on the property lines which would prevent the development or intended use of the Applicable Development. The Survey shall certify the acreage of the Land and shall indicate whether the Land is located within any flood hazard area. The Survey must be prepared in accordance with the standards set forth by ALTA/ACSM and those of any and all surveyors' bureaus or associations of the Applicable Jurisdiction as well as any and all Applicable Laws and must be certified to the Seller, the Purchaser and assigns and the Title Insurance Company. The surveyor's certificate placed on the Survey shall include a statement that said Survey notes or locates any and all such items set forth as exceptions in the applicable Title Policy as the Purchasers and assigns may require, and otherwise satisfy all of Purchaser's and assigns' Survey requirements, and shall include any other information required by the Purchaser and assigns and the Title Insurance Company. A Survey shall not be required if such Survey (or its reasonable equivalent) is not available in the case of foreign jurisdictions.

                        (E) Environmental Report. If applicable, an Acceptable
                  Environmental Report covering the related Applicable Development, including all mortgaged real property which constitutes part of such Applicable Development.

                  (6) Evidence of Insurance. The Purchaser and assigns have
            received certified copies of all insurance policies and endorsements thereto or other evidence satisfactory to the Purchaser and assigns, in the reasonable discretion of each, relating to the Applicable Development, including but not limited to the Encumbered Intervals and such insurance policies and endorsements thereto shall conform with the Credit and Collection Policy in all material respects and customary practice in the timeshare industry in the Applicable Jurisdiction. In addition, the Purchaser and assigns have received written evidence that the Applicable Underlying Borrower or Applicable Underlying Seller, as applicable, has obtained and is maintaining or has caused the Applicable Timeshare Owners' Association to obtain and maintain all policies of insurance required by and in accordance with the terms hereof and of the Credit and Collection Policy and which are customary in the timeshare industry in the Applicable Jurisdiction, including but not limited to copies of the most current paid insurance premium invoices for such policies.

                  (7) Applicable Laws. The Purchaser and assigns have received evidence satisfactory to the Purchaser that all Encumbered Intervals at the Applicable Development are and will be in compliance with all applicable zoning, building, and other Applicable Laws in connection with the construction, development, establishment, and operation of the Applicable Development and the sale, use, marketing, and occupancy of Units and Intervals thereat.

                  (8) Litigation. The Purchaser and assigns have received
            evidence satisfactory to the Purchaser and assigns that there exists no pending bankruptcy, foreclosure, or other material litigation or judgments outstanding against or with respect to the Applicable Development, the Applicable Underlying Borrower, the Applicable Underlying Guarantor, if any, or the Applicable Underlying Seller (each a "Material Party"). The term "other material litigation" as used herein shall not include matters in which (i) a Material Party is a plaintiff and no counterclaim is pending; or (ii) the Purchaser and assigns determine, in their reasonable discretion, that such litigation is immaterial due to settlement, insurance coverage, frivolity, or amount or nature of claim. The Purchaser and assigns shall have obtained an independent search, at the Seller's or the Applicable Underlying Borrower's or Applicable Underlying Seller's expense, confirming that no such bankruptcy, foreclosure action, or other material litigation or judgment exists.

                  (9) Code/Other Searches. The Purchaser and assigns have
            obtained such searches of the applicable public records as it deems necessary under all Applicable Laws to verify that it has a first and prior perfected Lien and security interest covering all of the Applicable Underlying Loan Collateral or the

            Applicable Underlying Purchased Note Collateral, as appropriate; provided, that no UCC searches will be conducted with respect to Consumers; and provided, further, that, any such security interest in the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage.

                  (10) Taxes and Assessments. The Purchaser and assigns have received copies of the most current tax bills related to the Applicable Development (other than an Applicable Development related to a Non-Specific Club Membership Right to Use Interval or a Non-Specific Club Membership Fee Simple Interval), together with evidence satisfactory to it that all real estate and personal property taxes and assessments owed by or for which the Applicable Underlying Borrower, the Applicable Underlying Seller or the Applicable Timeshare Owners' Association is responsible for collection have been paid, except for such taxes as are being disputed in good faith and with respect to which adequate reserves have been established.

                  (11) Financial Statements. The Purchaser and assigns have
            received the financial statements required by the Applicable Underlying Loan Documents or the Applicable Underlying Purchase Documents to be delivered to the Seller, or otherwise required by the Purchaser and assigns, for the Applicable Underlying Borrower, the Applicable Underlying Guarantor and the Applicable Underlying Seller, all in form and substance satisfactory to the Purchaser and assigns in their reasonable discretion.

                  (12) Interval Sales. To the extent applicable, the Purchaser and assigns have received a written statement from the Applicable Underlying Borrower or the Applicable Underlying Seller, as applicable, to the effect that the Applicable Underlying Borrower or the Applicable Underlying Seller, as applicable, has complied in all material respects with all Applicable Laws relating to the marketing and sale of Intervals, including but not limited to any Encumbered Intervals, at the Applicable Development, including but not limited to timeshare registration statutes, rules, and regulations.

                  (13) Management and Property Contract. The Purchaser and
            assigns have received a copy of the management contract, if any, for the Applicable Development (the "Management Contract") and the Purchaser and assigns have determined to their mutual satisfaction that the Applicable Development is being managed by a professional management company reasonably acceptable to the Purchaser and assigns.

                  (14) Miscellaneous. Such other matters as the Purchaser or assigns shall reasonably require.

                  True copies or, to the extent required hereby, originals of all of the above-referenced documents, instruments, forms, opinions, and other materials shall be delivered to the Servicer, either prior to or contemporaneously with the

            Seller's execution and delivery to the Purchaser of the sworn written certificate required by this Section. The Servicer's written acknowledgment of receipt and recommendation of approval of each such item is an absolute condition precedent to the Purchaser's obligation to Purchase the relevant Receivables hereunder.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

            SECTION 1.11 Representations and Warranties of the Seller. The Seller makes the following representations and warranties, on which the Purchaser relies in purchasing the Receivables and the Other Conveyed Property related thereto and in granting a security interest in the Receivables and the Other Conveyed Property related thereto to the Agent for the benefit of the Lender under the RLSA. Such representations and warranties are made as of the execution and delivery of this Agreement and on each Purchase Date and shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property related thereto hereunder and the grant of a security interest in such Receivables and the Other Conveyed Property related thereto by the Purchaser to the Agent for the benefit of the Lender under the RLSA.

            (1) Eligibility of Receivables. Each Receivable purported to be sold by the Seller hereunder is an Eligible Receivable as of the date of its purported sale to the Purchaser hereunder. Each Pledged Consumer Note Receivable securing a Developer Note Receivable purported to be sold by the Seller hereunder is an Eligible Pledged Consumer Note Receivable or an Eligible Pledged Presale Consumer Note Receivable, as appropriate, as of the date in which the Purchaser acquires an interest in such Pledged Consumer Note Receivable.

            (2) Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties (including the Receivables and Other Conveyed Property) and to conduct its business as such properties are currently owned and such business is currently conducted.

            (3) Due Qualification. The Seller is duly qualified to do business, and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, licenses and/or approvals except where failure to obtain such licenses and approvals or to be so qualified would not cause a Material Adverse Effect.

            (4) Power and Authority. The Seller has the power, authority and legal right to execute, deliver and perform this Agreement, the RLSA, each Applicable Underlying Loan Document, Applicable Underlying Purchase Document and Assignment Document to which it is a party and each other Transaction Document to which it is a party and to carry out its terms and their terms, respectively. The Seller has the power, authority and legal right to sell and assign the Receivables and Other Conveyed Property related thereto to be sold and assigned to the Purchaser hereunder and has duly authorized such sale and assignment to the Purchaser by all necessary action and the execution, delivery and performance of this Agreement, the RLSA, each


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

Applicable Underlying Loan Document, Applicable Underlying Purchase Document and Assignment Document to which it is a party and each Transaction Document to which it is a party have been duly authorized by the Seller by all necessary action.

            (5) Valid Sale; Binding Obligations. This Agreement, the RLSA, each Assignment, each Applicable Underlying Loan Document, Applicable Underlying Purchase Document and Assignment Document to which the Seller is a party and each other Transaction Document to which the Seller is a party have been and will be duly executed and delivered by the Seller. Sales made pursuant to this Agreement will constitute a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property related thereto to be purchased hereunder by the Purchaser, enforceable against creditors of, and purchasers from, the Seller. The Seller shall have no remaining property interest in any Receivable and the Other Conveyed Property related thereto purchased by the Purchaser hereunder. This Agreement, the RLSA, each Assignment, each Applicable Underlying Loan Document, Applicable Underlying Purchase Document and Assignment Document to which the Seller is a party and each other Transaction Document to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (6) No Violation. The consummation of the transactions contemplated by this Agreement, the RLSA, each Assignment, each Applicable Underlying Loan Document, Applicable Underlying Purchase Document and Assignment Document to which the Seller is a party and the other Transaction Documents to which the Seller is a party, and the fulfillment of the terms of this Agreement, the RLSA, each Assignment, each Applicable Underlying Loan Document, Applicable Underlying Purchase Document and Assignment Document to which the Seller is a party and the other Transaction Documents to which the Seller is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound or any of its properties are subject (other than any indenture, agreement, mortgage, deed of trust or other instrument the violation of which would not reasonably be expected to have a Material Adverse Effect), or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than this Agreement or the RLSA), or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties, or in any way materially affect the Seller's ability to perform its obligations under this Agreement, the RLSA, the Assignments, the Applicable Underlying Loan Documents, Applicable Underlying Purchase Documents or Assignment Documents to which it is a party or any other Transaction Documents to which it is a party.

            (7) No Proceedings. There are no proceedings or investigations pending or threatened against the Seller before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement, the RLSA, any Assignment, any Applicable Underlying Loan Document, Applicable Underlying Purchase Document or Assignment Document or any of the other Transaction Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the RLSA, any Assignment, any Applicable Underlying Loan Document, Applicable Underlying Purchase Document or Assignment Document or any of the other Transaction Documents, (iii) seeking any determination or ruling that could reasonably be expected to have more than an inconsequential adverse effect on the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the RLSA, any Assignment, any Applicable Underlying Loan Document, Applicable Underlying Purchase Document or Assignment Document to which it is a party or any other Transaction Documents to which it is a party or (iv) that could reasonably be expected to have more than an inconsequential adverse effect on the Receivables.

            (8) No Consents. Other than that which has been obtained, no consent of any other party and no consent, license, approval or authorization, or registration, filing or declaration with, any governmental authority, bureau or agency is required for the due execution, delivery and performance by the Seller of this Agreement or any other document to be delivered by it hereunder.

            (9) Chief Executive Office; Tradenames. The principal place of business and chief executive office of the Seller and the office where the Seller keeps its records concerning the Receivables are located at the address or addresses listed on Schedule B hereto. The Seller's legal name is as set forth in this Agreement; the Seller has not changed its name since the date of its incorporation and the Seller is not known by any trade names or doing-business-as name, in each instance, other than those listed on Schedule C hereto.

            (10) Solvency. The Seller is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents. The Seller, after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, will have an adequate amount of capital to conduct its business in the foreseeable future.

            (11) Compliance With Laws. The Seller has complied and will comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties.

            (12) Taxes. The Seller has filed (on a consolidated basis or otherwise) on a timely basis all federal, state and other material tax returns required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Seller. No tax lien or similar adverse claim has been filed, and, to the best of the Seller's knowledge, no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Seller in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby have been paid, if due, or shall have been paid prior to delinquency.


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

            (13) Purchase Request Notices. Each Purchase Request Notice is accurate in all material respects.

            (14) Assignments. Each Assignment is accurate in all material respects.

            (15) No Liens, Etc. The Receivables and Other Conveyed Property related thereto to be sold and assigned to the Purchaser hereunder are owned (immediately prior to their sale hereunder) by the Seller free and clear of any Adverse Claim (other than, in the case of the Seller's security interest in any Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral for such Receivables which constitutes real property, Permitted Liens and Encumbrances on such real property and, to the extent such security interest is evidenced by a Developer Mortgage, an AD&C Mortgage) or restrictions on transferability, and upon transfer hereunder the Purchaser will have acquired good and marketable title to and a valid and perfected ownership interest in such Receivables and Other Conveyed Property related thereto, free and clear of any Adverse Claim (other than, in the case of the Purchaser's security interest in any Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral for such Receivables which constitutes real property, Permitted Liens and Encumbrances on such real property and, to the extent such security interest is evidenced by a Developer Mortgage, an AD&C Mortgage) or restrictions on transferability. No effective financing statement or other instrument similar in effect covering all or any part of the Receivables and Other Conveyed Property related thereto to be purchased hereunder is on file in any recording office, except such as may have been filed in favor of the Purchaser in accordance with this Agreement or in favor of the Agent in accordance with the RLSA or except as shall be released upon purchase of such Receivables and Other Conveyed Property by the Purchaser or except, with respect any Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral for such Receivables which constitutes real property, those representing Permitted Liens and Encumbrances on such real property and, to the extent the security interest therein is evidenced by a Developer Mortgage, an AD&C Mortgage.

            (16) [Intentionally Omitted].

            (17) Information True and Correct. All information heretofore or hereafter furnished by or on behalf of the Seller to the Purchaser in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

            (18) ERISA Compliance. The Seller is in compliance in all material respects with ERISA and has not incurred and does not expect to incur any material liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

            (19) No Material Adverse Effect; No Default. (i) The Seller is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could have, and no provision of applicable law or governmental regulation is reasonably likely to have, a Material Adverse Effect and (ii) the Seller


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

is not in default under or with respect to any contract, agreement, lease or other instrument to which the Seller is a party which is reasonably likely to have a Material Adverse Effect.

            (20) Financial or Other Condition. There has been no Material Adverse Effect.

            (21) Investment Company Status. The Seller is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which the Seller is a party will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

            (22) No Shared Obligations. There is not now, nor will there be at any time in the future, any agreement or understanding between the Seller and the Purchaser (other than as expressly set forth herein or in the other Transaction Documents) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

            (23) Representation and Warranties True and Correct. Each of the representations and warranties of the Seller contained in the Transaction Documents to which it is a party is true and correct in all material respects and the Seller hereby makes each such representation and warranty to, and for the benefit of, the Purchaser as if the same were set forth in full herein.

            (24) Intent of Seller. The Seller has not transferred any interest in any Receivable (or the Other Conveyed Property related thereto) to the Purchaser with any intent to hinder, delay or defraud any of the Seller's creditors.

            (25) Consideration. The Seller has received fair consideration and reasonably equivalent value in exchange for the sale of the Receivables hereunder.

            (26) Year 2000. The Seller is Year 2000 Compliant.

            (27) Multiple Purchasers. The Seller has not assigned or transferred to any Person (other than the Purchaser) any loans by the Seller to a Developer secured in whole or in part by Consumer Note Receivables made pursuant to the terms of a loan agreement between the Seller and such Developer if any other loans made pursuant to the same loan agreement have been assigned or transferred to the Purchaser.

            (28) Filings. (i) All filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the Purchaser a first priority perfected lien on all Applicable Underlying Purchased Note Collateral and all other collateral security for all Purchased Consumer Note Receivables purchased by the Purchaser hereunder and the proceeds thereof have been made, taken or performed; provided, that, (X) any such lien on the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage and (Y) such lien on


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

Applicable Underlying Purchased Note Collateral and other collateral security which constitutes real property may be subject to Permitted Liens and Encumbrances; (ii) all filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the applicable Developer a first priority perfected lien on all collateral security for all Consumer Note Receivables securing any Developer Note Receivables purchased by the Purchaser hereunder and the proceeds thereof have been made, taken or performed; provided, that such lien on any such collateral security which constitutes real property may be subject to Permitted Liens and Encumbrances; (iii) all filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the Seller a first priority perfected lien on all Applicable Underlying Loan Collateral and all other collateral security for all Developer Note Receivables purchased by the Purchaser hereunder and the proceeds thereof have been made, taken or performed; provided, that, (X) any such lien on the Land, Units and/or Common Elements of an Applicable Development, to the extent evidenced by a Developer Mortgage, may be subordinate to an AD&C Mortgage and (Y) such lien on Applicable Underlying Loan Collateral and other collateral security which constitutes real property may be subject to Permitted Liens and Encumbrances;
(iv) all filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to give the Purchaser a first priority perfected ownership interest in all Purchased Consumer Note Receivables Purchased hereunder and the proceeds thereof have been made, taken or performed; and (v) all filings (including, without limitation, UCC and real property filings) required to be made by any Person and all other actions required to be taken or performed by any Person in any jurisdiction to transfer from the Seller to the Purchaser a first priority perfected lien on all Applicable Underlying Loan Collateral and all other collateral security for all Developer Note Receivables Purchased hereunder and the proceeds thereof have been made, taken or performed.

            (29) Underwriting and Servicing. Each of the Receivables to be Purchased hereunder was underwritten and is being serviced in conformance with the Seller's standard underwriting, credit, collection, operating and reporting procedures and systems (including, without limitation, the Credit and Collection Policy).

            (30) Selection. In selecting the Receivables to be Purchased under this Agreement, no selection procedures were employed which are intended to be adverse to the interests of the Purchaser or which would reasonably be expected to result in the Receivables Purchased hereunder containing a higher percentage of Defaulted Receivables than the percentage of Defaulted Receivables in the Receivables retained by the Seller.

            (31) Proceeds. No proceeds of any Purchase will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

            (32) Bulk Sales. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

            SECTION 1.12 Indemnification.


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

                  (1) The Seller shall defend, indemnify and hold harmless the Purchaser and its assigns and transferees from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any breach of any of the Seller's representations and warranties and covenants contained herein.

                  (2) The Seller shall defend, indemnify and hold harmless the Purchaser and its assigns and transferees against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from any acts, events or conditions relating to any Receivable or Other Conveyed Property Purchased hereunder that occurred, existed or otherwise related to a time prior to the respective Purchase Date therefor.

                  (3) The Seller shall defend, indemnify and hold harmless the Purchaser and its assigns and transferees against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from any action taken by it in respect of any portion of the Receivables Purchased hereunder or the Other Conveyed Property related to a Receivable Purchased hereunder other than in accordance with this Agreement or the RLSA.

                  (4) The Seller agrees to pay, and shall defend, indemnify and hold harmless the Purchaser and its assigns and transferees from and against, any taxes that may at any time be asserted against the Purchaser or any of its assigns or transferees with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes and costs and expenses in defending against the same, arising by reason of the acts to be performed by the Seller under this Agreement and imposed against such Persons.

                  (5) The Seller shall defend, indemnify, and hold harmless the Purchaser and its assigns and transferees from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Purchaser or any of its assigns or transferees through the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under this Agreement or by reason of reckless disregard of the Seller's obligations and duties under this Agreement.

                  (6) The Seller shall indemnify, defend and hold harmless the Purchaser and its assigns and transferees from and against any loss, liability or expense imposed upon, or incurred by, the Purchaser or any of its assigns or transferees as result of the failure of any Receivable Purchased hereunder, or the sale or financing of the related Interval, to comply with all requirements of applicable law.

                  (7) The Seller shall defend, indemnify and hold harmless the Purchaser and its assigns and transferees from and against any loss, liability or expense imposed upon, or incurred by, the Purchaser or any of its assigns or transferees as a result of (i) any claim, action or demand by a Developer arising from any obligation of the


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

      Seller (including any failure of the Seller to fulfill such obligation) to fund or make any loans under any loan agreement between the Seller and a Developer or any other obligation under such loan agreement not expressly assumed by the Purchaser or any of its assigns or transferees, as the case maybe, (ii) any claim, action or demand by a Developer arising from any obligation of the Seller (including any failure of the Seller to fulfill such obligation) to purchase any Consumer Note Receivable under any purchase agreement between the Seller and a Developer or any other obligation (including any failure of the Seller to fulfill such obligation) under such purchase agreement, (iii) any claim, action or demand by a Developer or other Person arising from any obligation of the Seller (including the failure of the Seller to fulfill such obligation) under or related to any loan or purchase agreement between the Seller and a Developer or any Receivable or Other Conveyed Property related thereto which is not expressly assumed by the Purchaser or any of its assigns and transferees, as the case maybe, and (iv) any setoff or similar remedy made by any Person against any Receivables or Other Conveyed Property related thereto assigned or transferred to the Purchaser under this Agreement as a consequence of the Seller's acts or omissions with respect to any obligations of the Seller not expressly assumed by the Purchaser or any of its assigns or transferees, as the case may be, including the failure of the Seller to fulfill any of its obligations described in clauses (i) through (iii) above.

                  (8) The Seller shall defend, indemnify and hold harmless the Purchaser and its assigns and transferees from and against, and shall pay liquidated damages to the Purchaser and its assigns and transferees as a result of, any loss, liability or expense imposed upon, or incurred by, the Purchaser or any of its assigns or transferees as a result of any Consumer Note Receivable which secures or purportedly secures any Developer Note Receivable Purchased hereunder not constituting an Eligible Pledged Consumer Note Receivable or an Eligible Pledged Presale Consumer Note Receivable, as the case may be, on the date the Purchaser acquires an interest therein or any other collateral security for any Developer Note Receivable Purchased hereunder not complying with any applicable requirements hereof; provided that (i) the indemnity under this Section 4.2(h) shall not be applicable with respect to any Developer Note Receivable which is repurchased by the Seller in accordance with Article VI hereof and (ii) the maximum amount which may be claimed at any time under this Section 4.2(h) with respect to any collateral security for a Developer Note Receivable Purchased hereunder shall not exceed an amount equal to any Borrowing Base Deficiency in existence at such time (after taking into account the status of such collateral security).

                  (9) The Seller shall defend, indemnify and hold harmless the Purchaser and its assigns and transferees from and against any and all damages, claims, losses, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements, awarded against or incurred by the Purchaser or any assign or transferee arising out of or as a result of this Agreement or the purchase hereunder of any Receivables or Other Conveyed Property or in respect of any Receivable Purchased hereunder or any related Other Conveyed Property, including, without limitation, arising out of or as a result of:

                        (1) the inclusion, or purported inclusion, in any
            Purchase of any


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

            Receivable that is not an Eligible Receivable (or, with respect to the inclusion, or purported inclusion, in any Purchase of a Developer Note Receivable, of any Pledged Consumer Note Receivable purportedly securing same that is not an Eligible Pledged Consumer Note Receivable or an Eligible Pledged Presale Consumer Note Receivable) on the date of such Purchase, or the characterization in any statement made by the Seller of any Receivable Purchased hereunder as an Eligible Receivable which is not an Eligible Receivable (or, with respect to a Developer Note Receivable Purchased hereunder, of any Pledged Consumer Note Receivable purportedly securing same as an Eligible Pledged Consumer Note Receivable or an Eligible Pledged Presale Consumer Note Receivable which is not so) as of the date of such statement;

                        (2) any representation or warranty or statement made or
            deemed made by the Seller (or any of its officers) under or in connection with this Agreement, which shall have been incorrect in any material respect when made;

                        (3) the failure by the Seller to comply with any
            applicable law, rule or regulation with respect to any Receivable Purchased hereunder or the related Other Conveyed Property; or the failure of any Receivable Purchased hereunder or the related Other Conveyed Property to conform to any such applicable law, rule or regulation;

                        (4) the failure to vest in the Purchaser absolute
            ownership of the Receivables that are, or that purport to be, the subject of a Purchase under this Agreement and the Other Conveyed Property in respect thereof, free and clear of any Adverse Claim (other than, in the case of the Purchaser's security interest in any Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral for such Receivables which constitutes real property, Permitted Liens and Encumbrances on such real property and, to the extent such security interest is evidenced by a Developer Mortgage, an AD&C Mortgage);

                        (5) the failure of the Seller to have filed, or any
            delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables that are, or that purport to be, the subject of a Purchase under this Agreement and the Other Conveyed Property in respect thereof, whether at the time of any Purchase or at any subsequent time;

                        (6) any dispute, claim, offset or defense (other than
            discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable that is, or that purports to be, the subject of a Purchase under this Agreement (including, without limitation, a defense based on such Receivable or the related Other Conveyed Property not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the Interval or other property related to such Receivable or the furnishing or failure to furnish such Other Conveyed Property or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Seller acting as Servicer);

                        (7) any failure of the Seller, as Servicer or otherwise,
            to perform its duties or obligations in accordance with the provisions hereof or to perform its duties or obligations under any agreement related to a Receivable purchased hereunder or the related Other Conveyed Property;

                        (8) any products liability or other claim arising out of
            or in connection with merchandise, insurance, other property or services which are the subject of any Receivable purchased hereunder or the related Other Conveyed Property;

                        (9) the commingling of Collections of Receivables
            purchased hereunder or the related Other Conveyed Property by the Seller or a designee of the Seller, as Servicer or otherwise, at any time with other funds of the Seller or an Affiliate of the Seller;

                        (10) any investigation, litigation or proceeding related
            to this Agreement or the use of proceeds of Purchases or the ownership of Receivables, the related Other Conveyed Property, or Collections with respect thereto or in respect of any Receivable or the related Other Conveyed Property;

                        (11) any failure of the Seller to comply with its
            covenants contained in Article V;

                        (12) any fees or other costs and expenses payable to any
            replacement Servicer, to the extent in excess of the servicing fees payable to the Seller under the RLSA;

                        (13) any claim brought by any Person other than the
            Purchaser or any of its assigns or transferees arising from any activity by the Seller or any Affiliate of the Seller in servicing, administering or collecting any Receivable purchased hereunder or any related Other Conveyed Property; or

                        (14) the failure of the Seller's computer applications
            to resolve any Year 2000 Problem.

            It is expressly agreed and understood by the parties hereto (i) that the foregoing indemnification under this Section 4.2 is not intended to, and shall not, constitute a guarantee of the collectibility or payment of the Receivables purchased hereunder or any related Other Conveyed Property and (ii) that nothing in this Section 4.2 shall require the Seller to indemnify any Person (A) for Receivables which are not collected, not paid or uncollectible on account of the insolvency, bankruptcy, or financial inability to pay of the applicable Obligor, (B) for damages, losses, claims or liabilities or related costs or expenses resulting from such Person's gross negligence or willful misconduct, or (C) for any income taxes or franchise taxes incurred by such Person arising out of or as a result of this Agreement or in respect of any Receivable purchased hereunder or any related Other Conveyed Property.


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            Indemnification under this Section 4.2 shall include reasonable fees and expenses of counsel and expenses of litigation. The indemnity obligations hereunder shall be in addition to any obligation that the Seller may otherwise have under applicable law or any other Transaction Document and shall survive the termination of this Agreement.

                                    ARTICLE V

                             COVENANTS OF THE SELLER

            SECTION 1.13 Protection of Title of the Purchaser.

            (1) On or prior to the date hereof, the Seller shall have filed or caused to be filed UCC-1 financing statements, executed by the Seller as seller or debtor, naming the Purchaser as purchaser or secured party, naming the Agent, for the benefit of the Lender, as assignee and describing the Receivables Purchased hereunder and the Other Conveyed Property being sold by it to the Purchaser as collateral, in such locations as the Purchaser or the Agent shall have reasonably required. From time to time thereafter, the Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law to fully perfect, preserve, maintain and protect the interest of the Purchaser under this Agreement, and the security interest of the Agent for the benefit of the Lender under the RLSA, in the Receivables Purchased hereunder and the Other Conveyed Property related thereto, as the case may be, and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser, the Lender and the Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that the Seller fails to perform its obligations under this subsection, the Purchaser or the Agent may perform such obligations, at the expense of the Seller, and the Seller hereby grants to the Purchaser and the Agent an irrevocable power of attorney and license to take any and all steps in order to perform such obligations in the Seller's or in its own name, as applicable, and on behalf of the Seller, as are necessary or desirable, in the determination of the Purchaser or Agent or any assignee thereof.

            (2) On or prior to each Purchase Date hereunder, the Seller shall have taken all steps required under applicable law in order to obtain and assign outright to the Purchaser a first priority perfected security interest in each item of Other Conveyed Property securing the Receivables being transferred to the Purchaser on such Purchase Date (subject, in the case of the Purchaser's security interest in any Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral for such Receivables which constitutes real property, to Permitted Liens and Encumbrances on such real property and, to the extent such security interest is evidenced by a Developer Mortgage, an AD&C Mortgage). On or prior to each Purchase Date hereunder, the Seller shall have taken all steps required under applicable law in order for the Purchaser to grant to the Agent, for the benefit of the Lender, a first priority perfected security interest in the Purchaser's security interest in each item of Other Conveyed Property securing the Receivables being transferred to the Purchaser on such Purchase Date and from time to time thereafter, the Seller shall take all such actions as may be required by law (or deemed desirable by the Agent) to fully preserve, maintain and protect the Purchaser's first priority perfected security interest in each such item of Other Conveyed Property (subject, in the case of the


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Purchaser's security interest in any Applicable Underlying Loan Collateral or
Applicable Underlying Purchased Note Collateral which constitutes real property, to Permitted Liens and Encumbrances on such real property and, to the extent such security interest is evidenced by a Developer Mortgage, an AD&C Mortgage) and the Agent's first priority perfected security interest in the Purchaser's security interest in such Other Conveyed Property. Upon the occurrence of an Event of Default under the RLSA, the Agent may instruct the Seller to take all additional steps, if any, as are necessary, in the reasonable determination of the Agent to create and/or maintain perfection of the security interest in the Other Conveyed Property related to each Receivable sold to the Purchaser hereunder on behalf of the Purchaser and to create and/or maintain perfection of the security interest in the security interest of the Purchaser in the Other Conveyed Property related to each Receivable purchased by the Purchaser hereunder on behalf of the Agent, for the benefit of the Lender, and if the Seller fails to take all such steps, the Agent may take such steps at the sole expense of the Seller, and the Seller hereby grants to the Agent an irrevocable power of attorney and license to take any and all such steps in the Seller's or its own name, as applicable, and on behalf of the Seller, as are necessary or desirable, in the determination of the Agent to create and/or maintain perfection of such security interests of the Purchaser and the Agent, for the benefit of the Lender.

            (3) The Seller shall not change its name, identity, or corporate structure in any manner that would or could make any financing statement or continuation statement filed by the Seller (or by the Purchaser on behalf of the Seller) in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless the Seller shall have given the Purchaser and the Agent at least 30 days' prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

            (4) The Seller shall give the Purchaser and the Agent at least 30 days' prior written notice of any relocation of its principal place of business or chief executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Seller shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

            (5) The Seller shall maintain its computer systems so that, from and after the time of sale under this Agreement of Receivables to the Purchaser and the grant of a security interest in such Receivables by the Purchaser to the Agent for the benefit of the Lender, the Seller's master computer records (including archives) that shall refer to such Receivable indicate clearly that such Receivable has been Purchased hereunder and Pledged under the RLSA. Indication of the Purchaser's ownership interest in, and of the Agent's security interest for the benefit of the Lender in, a Receivable purchased by the Purchaser hereunder shall be deleted from or modified on the Seller's computer systems when, and only when, such Receivable Purchased hereunder shall be (i) transferred from the ownership of the Purchaser in connection with any Take-Out Securitization or otherwise, (ii) paid off by the related Obligor, (iii) liquidated by the Servicer, or (iv) purchased by the Seller in accordance with
Section 6.1 or 6.2 hereof.

            SECTION 1.14 Other Liens or Interests. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create,


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

incur, assume or suffer to exist any lien on the Receivables purchased by the Purchaser hereunder, the Other Conveyed Property with respect thereto or any interest therein (other than, with respect to any Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral which constitutes real property, Permitted Liens and Encumbrances on such real property and, to the extent the security interest therein is evidenced by a Developer Mortgage, an AD&C Mortgage), and the Seller shall defend the right, title, and interest of the Purchaser and the Agent, for the benefit of the Lender, in and to the such Receivables and the Other Conveyed Property related thereto against all claims of third parties (other than with respect to such Permitted Liens and Encumbrances and AD&C Mortgage) claiming through or under the Seller.

            SECTION 1.15 Costs and Expenses. The Seller shall pay all reasonable costs and disbursements in connection with the performance of its obligations hereunder and the Transaction Documents to which it is a party.

            SECTION 1.16 Compliance with Laws, Etc. (a) The Seller shall at all times comply with all requirements of applicable foreign, federal, state and local laws, and regulations thereunder (including, without limitation to the extent applicable, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, the Interstate Land Sales Full Disclosure Act, the Real Estate Settlement Procedures Act and all other consumer credit laws and equal credit opportunity and disclosure laws and any regulations promulgated thereunder) in the conduct of its business.

            (1) The Seller will preserve and maintain its corporate existence, rights, franchises, qualifications and privileges except to the extent that the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not materially adversely affect the collectibility of the Receivables purchased by the Purchaser hereunder or the ability of the Seller to perform its obligations under this Agreement or the RLSA.

            SECTION 1.17 Collections. (a) The Seller shall remit all payments by or on behalf of the Obligors received directly by the Seller to the Collection Account, without deposit into any intervening account as soon as practicable, but in no event later than two Business Days after receipt thereof.

            (1) The Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables purchased by the Purchaser hereunder and related Other Conveyed Property in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary for the collection of all Receivables purchased by the Purchaser hereunder and the related Other Conveyed Property (including, without limitation, records adequate to permit the daily identification of each new Receivable to be purchased hereunder and all Collections of and adjustments to each Receivable purchased hereunder).

            (2) The Seller will not change its instructions to Obligors regarding payments


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

to be made by such Obligors with respect to Receivables purchased hereunder without the prior written consent of the Purchaser and its assigns (which consent shall not be unreasonably withheld).

            SECTION 1.18 Separate Conduct of Business. The Seller will:(i) maintain separate corporate records and books of account from those of the Purchaser; (ii) conduct its business from an office separate from that of the Purchaser; (iii) ensure that all oral and written communications, including without limitation, letters, invoices, purchase orders, contracts, statements and applications, will be made solely in its own name; (iv) have stationery and other business forms and a mailing address and a telephone number separate from those of the Purchaser; (v) not hold itself out as having agreed to pay, or as being liable for, the obligations of the Purchaser; (vi) not engage in any transaction with the Purchaser except as contemplated by this Agreement or as permitted by the RLSA; (vii) continuously maintain as official records the resolutions, agreements and other instruments underlying the transactions contemplated by this Agreement; and (viii) disclose on its annual financial statements (A) the effects of the transactions contemplated by this Agreement in accordance with generally accepted accounting principles and (B) that the assets of the Purchaser are not available to pay its creditors.

            SECTION 1.19 Financial Covenant. The Seller shall at all times have and maintain a Tangible Net Worth in an amount which, when added to the Tangible Net Worth of EFI at such time, shall not be less than an amount equal to (i) $25,000,000 plus (ii) seventy-five percent (75%) of the aggregate amount of proceeds received by the Seller or EFI after the date of this Agreement in connection with (A) each issuance of any class or classes of capital stock after the date of this Agreement and (B) each incurrence of Debt after the date of this Agreement, other than Debt which shall be the most senior debt of the Seller or EFI.

            SECTION 1.20 Agreement Provisions and Certain Other Matters. (a) The Seller shall not, on or after the date hereof, enter into either (x) a loan agreement with a Developer providing for loans by the Seller to such Developer secured in whole or in part by Consumer Note Receivables and which loans are sold or to be sold to the Purchaser hereunder or (y) a purchase agreement with a Developer providing for the sale by such Developer to the Seller of Consumer Note Receivables which are sold or to be sold to the Purchaser hereunder unless such loan agreement or purchase agreement, as the case maybe, provides the following in a manner satisfactory to the Purchaser and its assigns:

            (I) in the case of a loan agreement, that (i) no consent of the Developer party thereto or any other Person shall be required as a condition to the effectiveness of an assignment or transfer by the Seller of all or any part of the Seller's right, title and interest in and to a loan made thereunder or any Other Conveyed Property related thereto and there shall be no restriction on the ability of the Seller to assign or transfer all or any part of the Seller's right, title and interest in and to any such loan or Other Conveyed Property, including any restriction as to who the assignee or transferee may be, (ii) the assignee or transferee of all or any part of the Seller's right, title and interest in and to one or more loans made under such loan agreement shall not, by virtue of acquiring an interest in any such loans, have any obligation or liability to fund or make any loans under such loan agreement (the Seller retaining such obligation and liability), (iii) the Developer shall have no rights of setoff or other remedies against any such assignee or transferee as a consequence of the Seller's acts or omissions under such loan agreement, including any


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failure of the Seller to fund a loan thereunder, and (iv) the Developer shall be directly obligated to such assignee or transferee with respect to the interests assigned or transferred to such assignee or transferee, including the repayment of the loans so assigned or transferred and the payment and performance of any indemnity or reimbursement obligations related thereto or related to any Other Conveyed Property relating thereto; and

               (II) in the case of a purchase agreement, that (i) no consent of the Developer party thereto or any other Person shall be required as a condition to the effectiveness of an assignment or transfer by the Seller of all or any part of the Seller's right, title and interest in and to any Consumer Note Receivable purchased by the Seller thereunder or any Other Conveyed Property related thereto and there shall be no restriction on the ability of the Seller to assign or transfer all or any part of the Seller's right, title and interest in and to any such Consumer Note Receivable or Other Conveyed Property, including any restriction as to who the assignee or transferee may be, (ii) the assignee or transferee of all or any part of the Seller's right, title and interest in and to one or more Consumer Note Receivables purchased under such purchase agreement shall not, by virtue of acquiring an interest in any such Consumer Note Receivable or any related Other Conveyed Property, have any obligation or liability to purchase any Consumer Note Receivables under such purchase agreement or any other obligation under or with respect to such purchase agreement or any document or agreement executed in connection therewith (the Seller retaining such obligations and liabilities), (iii) the Developer shall have no rights of setoff or other remedies against any such assignee or transferee as a consequence of the Seller's acts or omissions under or with respect to such purchase agreement, including any failure of the Seller to make a purchase thereunder and (iv) the Developer shall be directly obligated to such assignee or transferee with respect to the interests assigned or transferred to such assignee or transferee including the payment and performance of any indemnity, repurchase or reimbursement obligations of the Developer related thereto or related to any Other Conveyed Property relating thereto.

Without limiting the other rights and remedies of the Purchaser and its assigns if this covenant is violated, any Receivable created or purchased under any loan agreement or purchase agreement entered into on or after the date hereof which does not comply with this clause (a) shall in no event constitute an Eligible Receivable.

            (1) The Seller shall not assign or transfer to any Person (other than the Purchaser) any loans by the Seller to a Developer secured in whole or in part by Consumer Note Receivables made pursuant to the terms of a loan agreement between the Seller and such Developer if any other loans made pursuant to the same loan agreement have been assigned or transferred to the Purchaser. Without limiting the rights and remedies of the Purchaser and its assigns, if the Seller violates this covenant no Receivable created under such loan agreement shall constitute an Eligible Receivable.

            SECTION 1.21 Amendment of Certain Documents. (a) The Seller shall not amend, restate or otherwise modify any Applicable Underlying Loan Documents or any Applicable Underlying Purchase Documents in a manner which materially affects the Purchaser's or its assigns' interests in any related Applicable Underlying Loan Collateral or Applicable Underlying Purchased Note Collateral without the prior written consent of the Purchaser or its assigns, which consent may be granted or withheld in the Purchaser's or its


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

assigns' reasonable discretion. Copies of any such amended, restated or otherwise modified Applicable Underlying Loan Document or Applicable Underlying Purchase Document, as so approved by the Purchaser or its assigns, shall be provided to the Purchaser and its assigns promptly following the effective date thereof. SECTION 1.1

            (1) The Seller shall not make or allow to be made any amendment to the Credit and Collection Policy without the prior written consent of the Purchaser or its assigns (which consent shall not be unreasonably withheld); provided that, without the prior written consent of the Purchaser or its assigns, the Seller may make or allow to be made any inconsequential amendment to such policy.

            SECTION 1.22 Audits. The Seller will, from time to time during regular business hours as requested by the Purchaser or its assigns, permit the Purchaser, or its agents, representatives or assigns, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Seller relating to the Receivables purchased hereunder and the Other Conveyed Property related thereto and (ii) to visit the offices and properties of the Seller for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Receivables purchased hereunder and the Other Conveyed Property related thereto or the performance of the Seller hereunder or under the Other Conveyed Property with any of the officers or employees of the Seller having knowledge of such matters.

            SECTION 1.23 Releases. The Seller shall deliver to the Purchaser and its assigns within thirty days after the date hereof UCC-3 releases and other evidence satisfactory to the Purchaser and its assigns showing that the Seller's right, title and interest in, to and under the Receivables and Other Conveyed Property described on Schedule E annexed hereto are not subject to any Adverse Claim (other than as contemplated hereunder or under the RLSA). In the event that, with respect to any such Receivable or the related Other Conveyed Property, the Seller fails to timely deliver same to the Purchaser and its assigns, then such Receivable shall not have constituted an Eligible Receivable hereunder on the date the Purchaser acquired an interest therein and the Seller shall repurchase same in accordance with Section 6.1 hereof. The Seller hereby releases any security interest or other interest it may have in any Receivables (as defined in the RLSA) purchased by the Purchaser hereunder or under the EFI/Borrower Receivables Purchase Agreement and any related Other Conveyed Property (as defined in either Borrower Receivables Purchase Agreement), including any interest in any of the foregoing to secure any loans made by it to a Developer, and agrees to execute such UCC-3 releases and other documents as the Purchaser or its assigns may reasonably request to evidence same.

                                   ARTICLE VI

                                   REPURCHASES

            SECTION 1.24 Repurchase of Receivables Upon Breach of Warranty. Upon the occurrence of a Seller Repurchase Event, the Seller shall, unless such Seller Repurchase Event shall have been cured in all material respects, repurchase the applicable Receivable from the Purchaser within three (3) Business Days of the discovery by, or notice from any Person to,


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

the Seller of such Seller Repurchase Event, and the Seller shall pay the sum of the outstanding principal amount of such Receivable plus all accrued but unpaid interest and fees thereon in each case as of the date of the repurchase from the Purchaser. Notwithstanding any other provision of this Agreement or the RLSA to the contrary, the obligation of the Seller under this Section shall not terminate upon a termination of the Seller as Servicer under the RLSA and shall be performed in accordance with the terms hereof notwithstanding the failure of the Servicer or the Purchaser to perform any of their respective obligations with respect to such Receivable under the RLSA.

            SECTION 1.25 Reassignment of Purchased Receivables. Upon deposit in the Collection Account of the price paid to the Purchaser for any Receivable repurchased by the Seller under Section 6.1, the Purchaser shall (and shall request the Agent to) take such steps as may be reasonably requested by the Seller in order to assign to the Seller all of the Purchaser's and the Agent's right, title and interest in and to such Receivable and all security and documents and all Other Conveyed Property conveyed to the Purchaser and the Agent directly relating thereto, without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Purchaser or the Agent. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Receivable, in any enforcement suit or legal proceeding, it is held that the Seller may not enforce any such Receivable on the ground that it shall not be a party in interest or a holder entitled to enforce the Receivable, the Purchaser shall, at the expense of the Seller, take such steps as the Seller, deems reasonably necessary to enforce the Receivable, including bringing suit in the Purchaser's name.

            SECTION 1.26 Waivers. No failure or delay on the part of the Purchaser or any assignee thereof, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                   ARTICLE VII

                                  MISCELLANEOUS

            SECTION 1.27 Liability of the Seller. The Seller shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by the Seller and its representations, warranties, covenants and other agreements hereunder.

            SECTION 1.28 Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted to the Purchaser pursuant to Section 4.2, the Seller agrees to pay on demand all costs and expenses in connection with the preparation, execution and delivery of this Agreement and the other documents and agreements to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Purchaser with respect thereto and with respect to advising the Purchaser as to its rights and remedies under this Agreement, and the Seller agrees to pay all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other


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

documents to be delivered hereunder excluding, however, any costs of enforcement or collection of Receivables purchased by the Purchaser hereunder.

            (1) In addition, the Seller agrees to pay any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and the Seller agrees to save the Purchaser and its assigns and transferees harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

            SECTION 1.29 Limitation on Liability of the Seller and Others. The Seller and any manager, employee or agent of the Seller may rely in good faith on the advice of counsel respecting any matters arising under this Agreement. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, the RLSA or the other Transaction Documents to which it is a party.

            SECTION 1.30 Amendment, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by the Seller therefrom shall be effective unless in a writing signed by the Purchaser and the Agent and, in the case of any amendment, also by the Seller, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. In the event that the Seller requests in writing the consent or approval of the Purchaser or its assigns in connection with (a) any matter with respect to which such consent or approval is required pursuant to this Agreement or (b) the waiver of any term or condition of this Agreement with respect to any requirement or condition of Purchase hereunder, and the Seller does not receive a written consent or approval or a written denial thereof within ten (10) Business Days after the later of (i) the Purchaser's or its assign's, as applicable, receipt of such request and (ii) the receipt by the Purchaser or its assigns, as applicable, of all information, documents and other materials reasonably requested by the Purchaser or its assigns, as applicable, with respect to such request, then the Purchaser or its assigns, as applicable, will be deemed to have consented to or approved the subject matter of such request; provided that, so long as the Agent for the benefit of the Lender is an assignee of the Purchaser's rights hereunder, all requests under this sentence shall be given concurrently to the Purchaser and the Agent and any consent, approval or denial by the Purchaser of any such request shall additionally require the written approval of the Agent. (which approval shall be given or denied or deemed given in accordance with the procedures set forth in this sentence).

            SECTION 1.31 Notices. All demands, notices and communications to the Seller or the Purchaser hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be delivered (a) in the case of the Seller at the following address: Two Clinton Square, Syracuse, New York 13202, Attention: Thomas J. Hamel, Facsimile No.:
(315) 422-9477 or such other address as shall be designated by the Seller in a written notice delivered to the Purchaser and (b) in the case of the Purchaser at the following address: Two Clinton Square, Syracuse, New York 13202,
Attention: Lisa Henson, Facsimile


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

No.: (315) 422-9477 or such other address as shall be designated by the Purchaser in a written notice delivered to the Seller. All such demands, notices and communications shall be effective, upon receipt, or in the case of (i) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (ii) notice by telex, when telexed against receipt of answerback, or (iii) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received.

            SECTION 1.32 Merger and Integration. Except as specifically stated otherwise herein, this Agreement, the RLSA and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement, the RLSA and the other Transaction Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 1.33 Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            SECTION 1.34 Intention of the Parties. The execution and delivery of this Agreement shall constitute an acknowledgment by the Seller and the Purchaser that they intend that each assignment and transfer herein contemplated constitutes a sale and assignment outright, and not for security, of the Receivables and the Other Conveyed Property related thereto conveying good title thereto free and clear of any liens, from the Seller to the Purchaser, and that the Receivables and the Other Conveyed Property related thereto shall not be a part of the Seller's estate in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to, the Seller. In the event that any or all such assignments and transfers are determined to be made as security for a loan made by the Purchaser to the Seller (or are otherwise determined not to be sales and assignments outright), the parties intend that the Seller shall have granted to the Purchaser a security interest in all right, title and interest in and to the Receivables and the Other Conveyed Property conveyed pursuant to Section 2.1, and that this Agreement shall constitute a security agreement under applicable law.

            SECTION 1.35 Governing Law. THIS AGREEMENT SHALL, IN ACCORDANCE WITH
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

            SECTION 1.36 Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 1.37 Nonpetition Covenant. Until one year and one day after the latest maturing commercial paper issued by a Lender that is an Issuer under the RLSA shall be paid in full, neither the Seller nor the Purchaser shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against such Lender (or, in the case of the Seller, against the Purchaser) under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Lender (or the Purchaser) or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such Lender (or the Purchaser).

            SECTION 1.38 Binding Effect; Assignability.

            (1) This Agreement shall be binding upon and inure to the benefit of the Seller, the Purchaser and their respective successors and assigns; provided, however, that the Seller may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Purchaser and any assignee thereof. The Purchaser may assign all of its rights hereunder to an assignee, and such assignee shall have all rights of the Purchaser under this Agreement (as if such assignee were the Purchaser hereunder).

            (2) This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Collection Date, when all of the Receivables are collected in full; provided, however, that rights and remedies with respect to any breach of any representation and warranty made by the Seller pursuant to Article IV hereof and the provisions of Section 4.2,
Article V and Section 7.11 shall be continuing and shall survive any termination of this Agreement.

            SECTION 1.39 Third Party Beneficiary. Each of the parties hereto hereby acknowledges that the Purchaser intends to assign all of its rights under this Agreement to the Agent for the benefit of the Lender and the Seller hereby consents to such assignment. The Agent and the Lender shall be third party beneficiaries of, and shall be entitled to enforce the Purchaser's rights and remedies under, this Agreement to the same extent as if they were parties hereto.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        RESORT FUNDING, INC., as Seller


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        EFI FUNDING COMPANY, INC., as Purchaser


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                     [Signature Page to Purchase Agreement]

                                                                       EXHIBIT A

                               FORM OF ASSIGNMENT

      ASSIGNMENT, dated as of ___________ __, 200_, between Resort Funding, Inc. (the "Seller") and EFI Funding Company, Inc. ("Purchaser").

            1. We refer to the Purchase Agreement (the "Purchase Agreement") dated as of January 31, 2000 between the Seller and the Purchaser. All provisions of the Purchase Agreement are incorporated herein by reference. All capitalized terms used herein and not defined herein shall have the meanings set forth in the Purchase Agreement.

            2. The Seller does hereby sell, transfer, assign, and otherwise convey, to the Purchaser, without recourse (except to the extent specifically provided in the Purchase Agreement), and the Purchaser hereby purchases, all right, title and interest of Seller in and to the sold Receivables identified as such on Annex A hereto and the Other Conveyed Property related thereto (including, without limitation, with respect to a sold Developer Note Receivable, the Seller's security interest in each Consumer Note Receivable related to such sold Developer Note Receivable) pursuant to the Purchase Agreement.

            3. The Seller does hereby represent and warrant that the sold Receivables identified in Annex A hereto are Eligible Receivables [and, if any such sold Receivables include Developer Note Receivables, all Pledged Consumer Note Receivables securing same identified in Annex A hereto are Eligible Pledged Consumer Note Receivables or Eligible Pledged Presale Consumer Note Receivables].

            4. The Seller does hereby remake the representations and warranties set forth in Section 4.1 of the Purchase Agreement with full force and effect as if the same were fully set forth herein.

      IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        RESORT FUNDING, INC., as Seller

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                    Exh. A-1

                                        EFI FUNDING COMPANY, INC., as Purchaser

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                    Exh. A-2

                                     ANNEX A
                                 (TO ASSIGNMENT)


                                    Exh. A-3

                                                                       EXHIBIT B

                                     FORM OF
                          DEFERRED PURCHASE PRICE NOTE

                                                              New York, New York
                                                          As of January 31, 2000

            FOR VALUE RECEIVED, EFI FUNDING COMPANY, INC., a Delaware corporation (the "Purchaser"), hereby promises to pay to Resort Funding, Inc. (the "Seller") the principal amount of this Note, determined as described below, together with interest thereon at a rate per annum equal at all times to the Base Rate (as defined in the RLSA) in effect on the last Business Day of the then most recently ended calendar month, in each case in lawful money of the United States of America. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement, dated as of January 31, 2000, between the Seller and the Purchaser (such agreement, as it may from time to time be amended, restated or otherwise modified in accordance with its terms, the "Purchase Agreement"). This Note is the note referred to in the definition of "Deferred Purchase Price" in the Purchase Agreement.

            The aggregate principal amount of this Note at any time shall be equal to the difference between (a) the sum of the aggregate principal amount of this Note on the date of the issuance hereof and each addition to the principal amount of this Note pursuant to the terms of Section 2.1 of the Purchase Agreement minus (b) the aggregate amount of all payments made in respect of the principal amount of this Note, in each case, as recorded on the schedule annexed to and constituting a part of this Note, but failure to so record shall not affect the obligations of the Purchaser to the Seller.

            The entire principal amount of this Note shall be due and payable on the date one year after the Facility Maturity Date or such later date as may be agreed in writing by the Seller and the Purchaser. Subject to the subordination terms hereof, the principal amount of this Note may, at the option of the Purchaser, be prepaid in whole at any time or in part from time to time. Interest on this Note shall be paid in arrears on each Remittance Date, at maturity and thereafter on demand. All payments hereunder shall be made by wire transfer of immediately available funds to such account of the Seller as the Seller may designate in writing.

            Notwithstanding any other provisions contained in this Note, in no event shall the rate of interest payable by the Purchaser under this Note exceed the highest rate of interest permissible under applicable law.

            The obligations of the Purchaser under this Note are subordinated in right of payment, to the extent set forth in Section 2.2(b) of the Purchase Agreement, to the prior payment in full of all Loans, Yield, Fees and other obligations of the Purchaser under the RLSA.

               Notwithstanding any provision to the contrary in this Note or elsewhere, other than with respect to payments specifically permitted by Section 2.2(b) of the Purchase


                                    Exh. B-1

Agreement, no demand for any payment may be made hereunder, no payment shall be due with respect hereto and the Seller shall have no claim for any payment hereunder prior to the occurrence of the date one year after the Facility Maturity Date and then only on the date, if ever, when all Loans, Yield, Fees and other obligations owing under the RLSA shall have been paid in full and all commitments of the Lender to provide any financial accommodations under the RLSA shall have been terminated.

            In the event that, notwithstanding the foregoing provision limiting such payment, the Seller shall receive any payment or distribution on this Note which is not specifically permitted by Section 2.2(b) of the Purchase Agreement, such payment shall be received and held in trust by the Seller for the benefit of the entities to whom the obligations are owed under the RLSA and shall be promptly paid over to such entities.

            The Purchaser hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever.

            Neither this Note, nor any right of the Seller to receive payments hereunder, shall, without the prior written consent of the Purchaser and (so long as the RLSA remains in effect or any amounts remain outstanding thereunder) the Agent under the RLSA, be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                        EFI FUNDING COMPANY, INC.

                                        By:
                                           -------------------------------------
                                           Title:


                                    Exh. B-2

                    SCHEDULE TO DEFERRED PURCHASE PRICE NOTE

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                                Amount of           Unpaid
         Addition to            Principal Paid or   Principal
Date     Principal Amount       Prepaid             Balance     Notation Made By
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                                    Sch. B-1

                                                                     EXHIBIT C-1

                            FORMS OF CONSUMER ALLONGE


                                   Exh. C-1-1

                                                                     EXHIBIT C-2

                           FORMS OF DEVELOPER ALLONGE


                                   Exh. C-2-1

                                                                      SCHEDULE A

                             SCHEDULE OF RECEIVABLES

    [To include description of Receivables and collateral security therefor]


                                    Sch. A-1

                                                                      SCHEDULE B

                                    ADDRESSES

Two Clinton Square
Syracuse, New York 13202


                                    Sch. B-1

                                                                      SCHEDULE C

                      PRIOR NAMES AND TRADE NAMES OF SELLER

                                        Resort Funding
                                        RFI
                                        The Processing Center
                                        Bennett Funding International, Ltd.


                                    Sch. C-1

                                                                      SCHEDULE D

                               ELIGIBLE DEVELOPERS


                                    Sch. D-1

                                                                      SCHEDULE E

                         RECEIVABLES AND OTHER CONVEYED
                      PROPERTY NEEDING EVIDENCE OF RELEASES


                                    Sch. E-1